--------------------------------------------------------------------------------
WE NEED YOUR VOTE!
--------------------------------------------------------------------------------

Dear Variable Contract Owner,

The enclosed proxy materials contain information on some important changes that are being proposed for one or more of the Funds in the John Hancock Variable Series Trust I (VST) in which you are an investor. As you know, the VST provides investment options under your variable life policy or variable annuity contract.

After careful consideration, the VST Board of Trustees determined that each of the changes is in the in the best interest of shareholders of the affected Fund and voted to recommend these changes to you for your Fund(s). Your approval is needed to implement or continue these changes, as explained in the enclosed statement.

For complete information on these proposed changes, please read the enclosed materials and complete, sign and return your voting instruction (proxy) card.

If you have any questions or need additional information, please contact a John Hancock Representative at 1-800-576-2227, Monday through Friday, 8:00 A.M. - 7:00 P.M. ET.

Sincerely,

Michele G. Van Leer
Chairman
John Hancock Variable Series Trust I

                      John Hancock Variable Series Trust I
                    Notice of Special Meeting of Shareholders

     A Special Meeting of Shareholders of the below-listed Funds of the John Hancock Variable Series Trust I (the "Trust") will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts (telephone 1-800-732-5543), at 11:00 a.m., on Thursday, March 18, 2004 to consider and vote upon the following matters:

--------------------------------------------------------------------------------

     1. FUNDAMENTAL GROWTH FUND ONLY. A proposal to approve a new Sub-Management Agreement among the Trust, John Hancock and Independence Investment LLC ("Independence Investment") to replace the sub-manager and to decrease the sub-investment management fee paid by John Hancock for management of this Fund.

     2. LARGE CAP GROWTH B FUND ONLY. A proposal to approve a new Sub-Management Agreement among the Trust, John Hancock and Independence Investment to replace the sub-manager and to decrease the sub-investment management fee paid by John Hancock for management of this Fund (formerly known as the "Large Cap Aggressive Growth Fund").

     3. INTERNATIONAL OPPORTUNITIES FUND ONLY. A proposal to approve an amendment to the current investment management agreement between the Trust and John Hancock to eliminate John Hancock's obligation to reimburse this Fund for certain operating expenses.

     4. EMERGING MARKETS EQUITY FUND ONLY. A proposal to approve an amendment to the current investment management agreement between the Trust and John Hancock to decrease the fees paid by this Fund to John Hancock and to eliminate John Hancock's obligation to reimburse this Fund for certain operating expenses.

     5. OVERSEAS EQUITY FUND ONLY. A proposal to approve an amendment to the current investment management agreement between the Trust and John Hancock to increase the fees paid by this Fund to John Hancock and to eliminate John Hancock's obligation to reimburse this Fund for certain operating expenses.

     6. INTERNATIONAL EQUITY INDEX FUND ONLY. A proposal to approve an amendment to the current investment management agreement between the Trust and John Hancock to eliminate John Hancock's obligation to reimburse this Fund for certain operating expenses.

     7. GLOBAL BOND FUND ONLY. A proposal to approve an amendment to the current investment management agreement between the Trust and John Hancock to eliminate John Hancock's obligation to reimburse this Fund for certain operating expenses.

     8. HEALTH SCIENCES FUND ONLY. A proposal to approve an amendment to the current investment management agreement between the Trust and John Hancock to eliminate John Hancock's obligation to reimburse this Fund for certain operating expenses.

     9. LARGE CAP VALUE CORE(SM) FUND ONLY. A proposal to approve an amendment to the current investment management agreement between the Trust and John Hancock to increase the fees paid by this Fund to John Hancock

--------------------------------------------------------------------------------

     In addition, any other business that may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

     As an owner of a variable life insurance policy or a variable annuity contract ("owner") participating as of the close of business on the record date for the meetings, you can instruct how shares in the Funds attributable to you will be voted at the meeting. (For the Large Cap Value CORE(SM) Fund, such record date is [February 11, 2004], and for all of the other Funds the record date is January 20, 2004. )

     John Hancock is soliciting votes from owners invested in each of the following Funds with respect to the proposal affecting that Fund:

===============================================================
                                         Proposal
                              ---------------------------------
       Affected Fund          1   2   3   4   5   6   7   8   9
===============================================================
Fundamental Growth            X
---------------------------------------------------------------
Large Cap Growth B*               X
---------------------------------------------------------------
International Opportunities           X
---------------------------------------------------------------
Emerging Markets Equity                   X
---------------------------------------------------------------
Overseas Equity                               X
---------------------------------------------------------------
International Equity Index                        X
---------------------------------------------------------------
Global Bond                                           X
---------------------------------------------------------------
Health Sciences                                           X
---------------------------------------------------------------
Large Cap Value CORE(SM)                                      X
---------------------------------------------------------------

                  *formerly, "Large Cap Aggressive Growth Fund"


                                           By Order of the Board of Trustees
                                           MICHELE G. VAN LEER
                                           Chairman, Board of Trustees

Boston, Massachusetts
February , 2004

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN AN ENCLOSED PROXY (VOTING INSTRUCTION) CARD FOR EACH FUND YOU ARE USING IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY CARD OR CARDS PROMPTLY. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                    CONTENTS

Topic                                                              Starting on page
                                                                   ----------------
GENERAL INFORMATION                                                        1

Proposal 1   FUNDAMENTAL GROWTH FUND
Proposal 2   LARGE CAP GROWTH B FUND
Proposal 3   INTERNATIONAL OPPORTUNITIES FUND
Proposal 4   EMERGING MARKETS EQUITY FUND
Proposal 5   OVERSEAS EQUITY FUND
Proposal 6   INTERNATIONAL EQUITY INDEX FUND
Proposal 7   GLOBAL BOND FUND
Proposal 8   HEALTH SCIENCES FUND
Proposal 9   LARGE CAP VALUE CORE(SM) FUND

GENERAL SOLICITATION AND VOTING INFORMATION

Appendix A - Summary of Sub-Management and Management Agreements         A-1
Appendix B - Further Information About John Hancock and
                Independence Investment                                  B-1
Appendix C - John Hancock's Calculation of Average Fund Expenses
                And Relative Performance Consistency                     C-1
Appendix D - Record Date and Voting Shares                               D-1
Appendix E - Summary of Order Placing Procedures for Portfolio
                Transactions Of the Funds of the Trust                   C-1

                               GENERAL INFORMATION

This statement and enclosed form(s) of proxy (voting instructions) are furnished by the management of John Hancock Variable Series Trust I (the "Trust") to request voting instructions for the Special Meeting ("Meeting") of shareholders of the following series ("Funds") of the Trust:

     .    Fundamental Growth Fund
     .    Large Cap Growth B Fund (formerly, "Large Cap Aggressive Growth Fund")
     .    International Opportunities Fund
     .    Emerging Markets Equity Fund
     .    Overseas Equity Fund
     .    International Equity Index Fund
     .    Global Bond Fund
     .    Health Sciences Fund
     .    Large Cap Value CORE(SM) Fund

The Meeting will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts 02117, on Thursday, March 18, 2004 at 11:00 a.m. Boston time or at any adjournment(s) thereof. Each Fund will vote on the specific proposal indicated in the chart on the attached notice.

Trust Management seeks voting instructions for all shares of these Funds of the Trust that are attributable to owners of variable life insurance and variable annuity contracts (together, "Contracts"). Solicitation materials were first
made available on or about February   , 2004.
                                    --

THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR 2002, ITS SEMI-ANNUAL REPORT AS OF JUNE 30, 2003 AND, WHEN AVAILABLE, ITS ANNUAL REPORT FOR 2003. REQUESTS FOR THESE REPORTS MAY BE MADE BY MAIL OR BY TELEPHONE, USING THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER SHOWN ON THE ATTACHED NOTICE FOR THIS MEETING.

This statement is first being mailed to owners of Contracts on approximately
February   , 2004. We use the term "owners" in the statement to refer to owners
         --
of Contracts, and the term "Insurers" to refer to John Hancock and its subsidiary, the John Hancock Variable Life Insurance Company.

                      PROPOSAL 1 - FUNDAMENTAL GROWTH FUND

           APPROVAL OF NEW SUB-MANAGEMENT AGREEMENT WITH INDEPENDENCE
                 INVESTMENT LLC FOR THE FUNDAMENTAL GROWTH FUND

At its December 10, 2003 meeting, the Trust's Board of Trustees ("Board") unanimously approved the retention of Independence Investment LLC ("Independence Investment") to replace Putnam Investment Management, LLC ("Putnam") as the sub-manager for the Fundamental Growth Fund. Independence Investment began its service to the Fundamental Growth Fund on December 15, 2003 under a temporary agreement for a period generally limited to 150 days. Independence Investment is an affiliate of John Hancock.

You are asked to approve a new sub-management agreement to replace the temporary agreement so that Independence Investment may continue indefinitely as the Fund's sub-manager The Board unanimously recommends that owners approve the new agreement.

The Trust's Management Agreement with John Hancock

John Hancock serves as the overall investment manager for the Fundamental Growth Fund pursuant to an investment management agreement with the Trust dated July 28, 1999, as amended ("John Hancock 1999 Agreement"). As discussed below, the only fees that you bear are those under the John Hancock 1999 Agreement, and that agreement and those fees will not be changed by the current proposal.

As the investment manager, John Hancock, among other things, advises the Trust in connection with policy decisions of the Fund; provides administration of the Fund's day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; recommends retention (or termination) of sub-managers to the Fund, as it deems advisable; supervises activities of the sub-manager; and supervises the activities of other providers of services to the Trust.

For the services it provides, John Hancock receives compensation from the Fundamental Growth Fund at the annual rate of 0.90% of the first $250 million of the Fund's average daily net assets, plus 0.85% of all additional amounts. These are the same rates as the Fund was paying when Putnam was the Fund's sub-manager.

Under the John Hancock 1999 Agreement, John Hancock is solely responsible for the payment of all fees to sub-managers. Also, for any year in which the normal operating costs and expenses of the Fund (exclusive of the investment management fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock) exceed 0.10% of the Fundamental Growth Fund's average daily net assets, the John Hancock 1999 Agreement will continue to provide that John Hancock will reimburse that Fund in an amount equal to such excess. Accordingly, the change in the Fundamental Growth Fund's sub-management arrangements that you are being asked to approve has no effect on the fees and other Fund operating expenses you bear (either directly or indirectly).

Proposed Sub-Management Agreement with Independence Investment

At its meeting on December 10, 2003, the Board, upon John Hancock's recommendation, decided that the Fund's sub-management relationship with Putnam should be terminated and that Independence Investment should be appointed as a successor.

The principal reasons for John Hancock's recommendation to replace the Fund's sub-manager were (i) concerns that Putnam's reputation and stability would be adversely impacted by recent allegations of improper trading practices by its personnel, loss of certain significant accounts and assets under management, and the turnover of key investment personnel; (ii) the trailing 12 month performance of Putnam-managed mid-cap growth equity accounts is below other mid cap growth accounts managed by Putnam's peers for a majority of periods over the past four years and (iii) John Hancock's belief that, under all of the circumstances, the Fund's new investment program with Independence Investment is the most attractive option that is available to the Fund at this time. As Putnam did in the past, Independence Investment will have day-to-day responsibility for deciding what investments to purchase and sell for the Fund and for placing orders for such transactions on behalf of the Fund.

The Investment Program that Independence Investment Intends to Follow for the
Fund

Independence Investment intends to follow an investment strategy for the Fundamental Growth Fund that is substantially the same as the investment strategy it now pursues for the Trust's Large Cap Growth Fund. Under that strategy, the Fundamental Growth Fund will invest primarily in a mix of common stocks of large U.S. companies that are believed to offer above-average potential for long-term growth, which may be measured by factors such as revenues or earnings. Under Independence Investment, John Hancock anticipates that the Fundamental Growth Fund's investment program will be more focused on "large cap" growth investing and not on a mix of "large cap" and "mid-cap" growth investing. In this regard, the Fund will normally invest at least 80% of its assets in companies with market capitalizations that are within the range of capitalizations of companies in the Russell 1000(R) Growth Index or the Russell 1000(R) Index./1/

In keeping with the Fund's modified investment program, John Hancock anticipates that the Fund will have less potential exposure to risks inherent in investing in small and mid cap stocks and foreign securities. [In addition, John Hancock anticipates that the Fund will normally have a lower volume of buying and selling securities and less "turn-over" risk (i.e., the impact that brokerage commissions involved with a high volume of investment transactions has on performance). Nevertheless, the Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers.]

Comparative Performance Information

----------
/1/ The range of the market capitalization of the companies included in these two indexes was from [$194] million to [$280 billion] at [December 31,2002].

Because Independence Investment will follow an investment program for the Fundamental Growth Fund that is substantially the same as it has been following for the Large Cap Growth Fund, the chart below compares the annual investment performance records of the two Funds in recent years. The figures shown are total return figures for each period that assume reinvestment of all dividends and distributions. Past performance, of course does not indicate what performance will be in the future.

------------------------------------------------------------------------------
                                          Annual Total Returns/2/
------------------------------------------------------------------------------
                           1999       2000         2001      2002     2003
------------------------------------------------------------------------------
Fundamental Growth Fund   N/A/3/     -3.03%/3/   -32.23%   -30.28%     [  ]
                                                                        --
------------------------------------------------------------------------------
Large Cap Growth Fund     24.07%    -17.89%      -17.54%   -27.82%     [  ]
                                                                        --
------------------------------------------------------------------------------

Possible Future Plans for the Fundamental Growth Fund

After the shareholders have voted on this Proposal 1, the Board currently intends, at a future meeting, to make a decision whether to merge the Fundamental Growth Fund with the Large Cap Growth Fund. John Hancock and the Board believe there could be substantial advantages to such a merger.

Assuming the shareholders vote to approve this Proposal 1, the Fundamental Growth Fund (1) would (as discussed above) have the same sub-manager and be following substantially the same investment program as that of the Large Cap Growth Fund and (2) would be operating under investment management and sub-management agreements that are substantially identical to those that are also in place for the Large Cap Growth Fund, except that the investment management fee for the Large Cap Growth Fund would be somewhat lower than that for the Fundamental Growth Fund. Under such circumstances, a merger of the Fundamental Growth Fund with the Large Cap Growth Fund would offer cost savings and other advantages to investors in the Fundamental Growth Fund.

Such cost savings would result from the fact that the combined Funds would pay the above-mentioned lower investment management fee level that is applicable to the Large Cap Growth Fund, as well as the fact that the combined Funds would be substantially larger than the Fundamental Growth Fund alone would be. (Based on the sizes of the two funds as of December 31, 2003, the combined Funds would have net assets of approximately $ million, whereas the Fundamental Growth
                                  -----
Fund alone would have net assets of only $      million.) In addition to having
                                          -----
lower investment management fee rates, the combined Funds would have other operating expense efficiencies, with the effect that such other operating expenses probably would

----------
/2/ The returns shown do not reflect the deduction of the fees and charges payable under your variable annuity or variable life insurance Contract through which you participate in the Trust. Such fees and charges would cause the investment returns to be less than those shown.

/3/ From its inception on August 31, 1999 until August of 2000, the Fundamental Growth Fund was named the "Fundamental Mid Cap Growth Fund" and was managed by a sub-manager unrelated to either Putnam or Independence Investment.

be less than the net .10% per annum (after the above-described expense reimbursement from John Hancock) that the Fundamental Growth Fund currently bears. Also, a larger Fund could make it easier for Independence Investment to formulate and implement investment decisions on the most effective and efficient basis for the Fund.

John Hancock and the Board, however, have made no decision whether to pursue a merger of the Fundamental Growth Fund with the Large Cap Growth Fund, and the Board and John Hancock will consider all relevant facts and circumstances at the time, in reaching any conclusion in that regard. This will include, among other things, consideration of the shareholders' vote to approve the installation of Independence Investment as the Fundamental Growth Fund's sub-manager, with the resulting modification of the Fundamental Growth Fund to be substantially identical to the Large Cap Growth Fund.

John Hancock and the Board, however, reserve the option of proceeding with combination of the Fundamental Growth Fund and the Large Cap Growth Fund, regardless of whether this Proposal 1 is approved. Moreover, it is possible that any such combination of the two Funds could be accomplished under circumstances where the Funds' shareholders have no right to vote on the combination.

Basis for the Trustees' Approval

At its December 10, 2003, meeting, the Board, including all the Trustees who are not associated with John Hancock (the "Independent Trustees"), unanimously approved a new Sub-Management Agreement, including the below-described modified schedule of sub-investment management fees to be paid by John Hancock for the Fundamental Growth Fund, and also recommended that owners approve the agreement.

In evaluating and approving the new agreement, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock that was relevant to whether the agreements would be in the best interests of the Fundamental Growth Fund and the owners of its shares.

In making its decision to approve the new agreement, the Board considered factors bearing on the nature, scope and quality of the services provided or to be provided to the Fundamental Growth Fund, with a view toward making a business judgment as to whether the proposal was, under all of the circumstances, in the best interest of the Fund and owners of its shares.

The factors that the Trustees considered in selecting Independence Investment as a new sub-manager for the Fundamental Growth Fund included, principally, the following:

..    Independence Investment has a strong organization with experience and significant resources (investment and operations personnel) dedicated to intensive industry-specific fundamental research in large cap growth equity portfolios.

..    Independence Investment has a disciplined and well-defined process for investing in a multi-sector portfolio of large cap growth equity securities that tracks specific benchmarks.

..    The Trust has had an overall favorable experience in dealing with
     Independence Investment as a sub-manager to several of the Trust's other Funds, and particularly the Large Cap Growth Fund.

..    Information supplied by John Hancock demonstrates that the Independence
     Investment organization has shown a consistent long-term performance record in managing large cap equity portfolios relative to its peers.

..    The similarity of the investment strategy proposed by Independence
     Investment for the Fundamental Growth Fund to the investment strategy currently utilized by Independence Investment for the Trust's Large Cap Growth Fund may provide attractive opportunities in the future for both Funds to combine assets (as discussed above under "Possible Future Plans for the Fundamental Growth Fund").

John Hancock previously paid Putnam a sub-investment management fee at an annual rate of 0.50% of the first $250 million of the Fund's average daily net assets, and 0.45% for any additional amounts. Under the new Sub-Management Agreement with Independence Investment, John Hancock will pay Independence Investment 0.30% of the first $500 million, 0.2625% of the next $500 million and 0.2250% for any additional amounts. Under this new agreement with Independence Investment, therefore, sub-investment management fees are lower than they were with Putnam. Had the proposed rates been in effect during 2003, John Hancock
would have paid $       in sub-investment management fees, as compared with the
                 ------
$        that it actually paid Putnam. This would have been a     % decrease.
 -------                                                      ----
The Board determined, however, that the retention of such additional amount of "spread" by John Hancock is reasonable in light of:

..    The significant commitment of personnel and resources required of John
     Hancock to support the investment management services provided to the Fund, and the sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

..    The continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

..    The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund since its inception.

..    The estimated profits to the Insurers, both under the current sub-investment management fee schedule and the proposed new sub-investment management fee schedule, from John Hancock's providing investment management services to the Trust and from the Insurers' insurance products which use the Trust as a funding medium.

..    The appropriateness (including benefits to the Fundamental Growth Fund) of the Insurers' achieving an adequate level of profitability with respect to the Trust and such products, which includes retaining an adequate "spread" between the investment management fees received by John Hancock and the sub-investment management fees paid by John Hancock.

..    The relationship of such spread as proposed for the Fundamental Growth Fund to John Hancock's overall objectives and spreads for other Funds of the Trust.

..    The possibility that, if the shareholders approve this Proposal 1, the
     Fundamental Growth Fund will be combined with the Trust's Large Cap Growth Fund, which has a lower investment management fee./4/

The Trustees, at their December 10, 2003 meeting, also were mindful that the terms and structure of the new sub-management arrangements for the Fund were essentially comparable to those already in effect with Independence Investment for the Large Cap Growth Fund. Moreover, those arrangements with Independence Investment, and much related information, had been reviewed by the Board in connection with its regular annual evaluation of the Fund's management and sub-management arrangements on February 5, 2003. Many of the same considerations, therefore, were also relevant to the Board in connection with its consideration of the Fund's new arrangements with Independence Investment.

In connection with their deliberations, the Trustees received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the Securities and Exchange Commission, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts.

Based upon all of the information and advice available to them, the Trustees considered the extent and quality of the services that John Hancock and Independence Investment are expected to provide, directly or indirectly, to the Fund, the costs and expenses to be borne by the Fund and John Hancock, and the benefits accruing to the Fund, Independence Investment and John Hancock as a result of their relationship. As a result of their consideration, the Trustees, in the exercise of their business judgment, unanimously approved the new sub-management arrangement as being in the best interests of the Fundamental Growth Fund and of owners of its shares.

Other Terms of the Agreement

A summary of the new sub-management agreement is included as Appendix A to this statement. The terms of that agreement also are substantially the same as those of the corresponding temporary agreement currently in effect, except for the duration thereof.

The new sub-management agreement does not impose greater liability or obligations on the Fundamental Growth Fund or John Hancock in comparison to the provisions of the sub-management agreement of the Fund with Putnam (dated November 1, 2000). That agreement was initially approved by shareholders of the Fund on September 28, 2000 and there have been no votes by shareholders of the Fund since then with respect to that sub-management agreement.

Additional Information

----------

/4/ The Trust currently pays John Hancock a management fee for the Large Cap Growth Fund equal to .80% of the first $500 million of that Fund's assets; .75% of the next $500 million and .70% of additional amounts of that Fund's assets. Based on December 31, 2003 asset levels, John Hancock's management fee would decrease from an effective annual rate of [ %] to [ %]of average net assets in
                                           --       --
the event of a combination of the two Funds.

John Hancock. John Hancock began providing investment advice to investment companies in 1972 when it organized a management separate account, invested primarily in common stocks, for the purpose of funding individual variable annuity contracts. Both before and after that date, John Hancock established a number of separate accounts investing in common stocks, public bonds, or other securities in connection with the funding of variable annuities and group annuity contracts. John Hancock is a wholly owned subsidiary of John Hancock Financial Services, Inc., a publicly-held Delaware corporation organized in February, 2000. The principal business of John Hancock Financial Services, Inc. is located at John Hancock Place, Post Office Box 111, Boston, Massachusetts 02117.

Signator Investors, Inc. ("Signator"), a company affiliated with John Hancock, acts as "principal underwriter" of the Trust's shares pursuant to an Underwriting and Indemnity Agreement, dated May 1, 1997, to which John Hancock and the Trust are parties. Under that agreement, Signator collects no additional charges or commission in connection with its duties as principal underwriter. Signator's address is 197 Clarendon Street, Boston, Massachusetts 02116.

Appendix B to this statement contains additional information concerning John Hancock's Board of Directors and executive officers.

Independence Investment. Independence Investment began providing investment advice in 1982 as a Delaware corporation. In 2001 it reorganized as a limited liability company under the laws of the state of Delaware. Independence Investment serves as an investment adviser and investment sub-adviser to a number of institutional clients. It also serves as a sub-manager to other Funds of the Trust. At December 31, 2003, Independence Investment managed approximately $11.5 billion in assets for various clients.

The principal business office of Independence Investment is located at 53 State Street, Boston Massachusetts 02109. Independence Investment is a wholly owned subsidiary of Independence Management Holdings LLC ("IMH"), which is a wholly owned subsidiary of John Hancock Subsidiaries LLC ("JHS"), which is a wholly owned subsidiary of John Hancock. IMH and JHS have the same principal address as John Hancock Financial Services, Inc.

Mark C. Lapman is the Chairman and President of Independence Investment. Independence Investment manages the Fundamental Growth Fund with an investment team that is overseen by Mr. Lapman and by John C. Forelli, a Senior Vice President of Independence Investment. They are located at 53 State Street, Boston Massachusetts 02109.

Appendix B to this statement contains further information about Independence Investment's directors, and fees for services provided by Independence Investment to comparable funds. Appendix E to this statement contains further information about Independence Investment's policies in placing portfolio transactions on behalf of the Fund.

Trustees' Recommendation

The Board believes that the sub-management agreement with Independence Investment is in the best interests of the Fundamental Growth Fund and the owners of its shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE FUNDAMENTAL GROWTH FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF:

     PROPOSAL 1 - THE SUB-MANAGEMENT AGREEMENT WITH INDEPENDENCE INVESTMENT

                      PROPOSAL 2 - LARGE CAP GROWTH B FUND
                 (formerly, "Large Cap Aggressive Growth" Fund)

           APPROVAL OF NEW SUB-MANAGEMENT AGREEMENT WITH INDEPENDENCE
                 INVESTMENT LLC FOR THE LARGE CAP GROWTH B FUND

At its December 10, 2003 meeting, the Trust's Board of Trustees ("Board") unanimously approved (a) the retention of Independence Investment LLC ("Independence Investment") to replace Janus Capital Management, LLC ("Janus") as the sub-manager for the "Large Cap Aggressive Growth" Fund, and (b) changed the Fund's name to "Large Cap Growth B" Fund. Independence Investment began its service to the Large Cap Growth B Fund on December 15, 2003 under a temporary agreement for a period generally limited to 150 days. Independence Investment is an affiliate of John Hancock.

You are asked to approve a new sub-management agreement to replace the temporary agreement, so that Independence Investment may continue indefinitely as the Fund's sub-manager. The Board unanimously recommends that owners approve the new agreement.

The Trust's Management Agreement with John Hancock

John Hancock serves as the overall investment manager for the Large Cap Growth B Fund pursuant to an investment management agreement with the Trust dated July 28, 1999, as amended ("John Hancock 1999 Agreement"). As discussed below, the only fees that you bear are those under the John Hancock 1999 Agreement, and that agreement and those fees will not be changed by the current proposal.

As the investment manager, John Hancock, among other things, advises the Trust in connection with policy decisions of the Fund; provides administration of the Fund's day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; recommends retention (or termination) of sub-managers to the Fund, as it deems advisable; supervises activities of the sub-manager; and supervises the activities of other providers of services to the Trust.

For the services it provides, John Hancock receives compensation from the Large Cap Growth B Fund at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, 0.875% of the next $10 million, plus 0.75% of all additional amounts. These are the same rates as the Fund was paying when Janus was the Fund's sub-manager.

Under the John Hancock 1999 Agreement, John Hancock is solely responsible for the payment of all fees to sub-managers. Also, for any year in which the normal operating costs and expenses of the Fund (exclusive of the investment management fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock) exceed 0.10% of the Large Cap Growth B Fund's average daily net assets, the John Hancock 1999 Agreement will continue to provide that John Hancock will reimburse that Fund in an amount equal to such excess. Accordingly, the change in the Large Cap Growth B Fund's sub-management arrangements that you are being asked to approve has no effect on the fees and other operating expenses you bear (either directly or indirectly).

Proposed Sub-Management Agreement

At its meeting on December 10, 2003, the Board, upon John Hancock's recommendation, decided that the Fund's sub-management relationship with Janus should be terminated and that Independence Investment should be appointed as a successor.

The principal reasons for John Hancock's recommendation to replace the Fund's sub-manager were (i) concerns that Janus' reputation and stability would be adversely impacted by recent allegations of improper trading practices by its personnel and the turnover of key investment personnel, including a chief investment officer; and (ii) John Hancock's belief that, under all the circumstances, the Fund's new investment program with Independence Investment is the most attractive option that is available to the Fund at this time. As Janus did in the past, Independence Investment will have day-to-day responsibility for deciding what investments to purchase and sell for the Fund and for placing orders for such transactions on behalf of the Fund.

The Investment Program that Independence Investment Intends to Follow for the
Fund

Independence Investment intends to follow an investment strategy for the Large Cap Growth B Fund that is substantially the same as the investment strategy it now pursues for the Trust's Large Cap Growth Fund. Under that strategy, the Large Cap Growth B Fund will invest primarily in a mix of common stocks of large U.S. companies that are believed to offer above-average potential for long-term growth, which may be measured by factors such as revenues or earnings.

Under Independence Investment, John Hancock anticipates that the Large Cap Growth B Fund's investment program will continue to be focused on the selection and maintenance of a portfolio of securities of "large cap" U.S. companies. In this regard, the Fund will normally invest at least 80% of its assets in companies with market capitalizations that are within the range of capitalizations of companies in the Russell 1000(R) Growth Index or the Russell 1000(R) Index./5/ Risk and sector characteristics of the portfolio, however, are expected to be more oriented toward those of the Russell 1000(R) Growth Index/6/. In keeping with the Fund's modified investment program, John Hancock anticipates that the Fund will have less potential exposure to risks inherent in investing in foreign securities and initial public offerings.

Comparative Performance Information

----------
/5/ The range of the market capitalization of the companies included in these two indexes was from [$194] million to [$280] billion at [December 31, 2002.]

/6/ The weighted average market capitalization of companies included in this index was [$85.9] billion at [December 31, 2002].

Because Independence Investment will follow an investment program for the Large Cap Aggressive Growth Fund (now named "Large Cap Growth B Fund") that is substantially the same as it has been following for the Large Cap Growth Fund, the chart below compares the investment performance records of the two funds in recent years. As noted in a footnote to the table, however, almost all of the Large Cap Aggressive Fund's performance record was achieved by a sub-investment manager unrelated to either Janus or Independence Investment, and this limits the usefulness of any comparison. The figures shown are total return figures for each period that assume reinvestment of all dividends and distributions. Past performance, of course does not indicate what performance will be in the future.

---------------------------------------------------------------------------
                                     Annual Total Returns /7/
----------------------------------------------------------------------------
                         1999      2000        2001        2002       2003
----------------------------------------------------------------------------
Large Cap Aggressive    N/A/8/   -18.77%/7/  -14.69%/7/  -31.36%/7/  [  ]/7/
                                                                      --
Growth Fund
----------------------------------------------------------------------------
Large Cap Growth Fund   24.07%   -17.89%     -17.54%     -27.82%     [  ]
                                                                      --
----------------------------------------------------------------------------

Possible Future Plans for Large Cap Growth B Fund

After the shareholders have voted on this Proposal 2, the Board currently intends, at a future meeting, to make a decision whether to merge the Large Cap Growth B Fund (formerly the Large Cap Aggressive Growth Fund) with the Large Cap Growth Fund. John Hancock and the Board believe there could be substantial advantages to such a merger.

Assuming the shareholders vote to approve this Proposal 2, the Large Cap Growth B Fund (1) would (as discussed above) have the same sub-manager and be following substantially the same investment program as that of the Large Cap Growth Fund and (2) would be operating under investment management and sub-management agreements that are substantially identical to those that are also in place for the Large Cap Growth B Fund, except that the investment management fee for the Large Cap Growth B Fund would be somewhat higher than that for the Large Cap Growth Fund. Under such circumstances, a merger of the Large Cap Growth B Fund with the Large Cap Growth Fund would offer cost savings and other advantages to investors in the Large Cap Growth B Fund.

Such cost savings would result from the fact that the combined Funds would pay the above-mentioned lower management fee level that is applicable to the Large Cap Growth Fund, as well as the fact that the combined Funds would be substantially larger than the Large Cap B Fund alone would be. (Based on the sizes of the two funds as of December 31, 2003, the combined Funds would have
net assets of approximately $          million, whereas the Large Cap Growth B
                             ---------

----------
/7/ The returns shown do not reflect the deduction of the fees and charges payable under your variable annuity or variable life insurance Contract through which you participate in the Trust. Such fees and charges would cause the investment returns to be less than those shown.

/8/ From its inception on August 31, 1999 until May of 2003, the Large Cap Aggressive Growth Fund was managed by a sub-manager unrelated to either Janus or Independence Investment.

Fund alone would have net assets of only $        million.) In addition to
                                          -------
having lower investment management fee rates, the combined Funds would have other operating expense efficiencies, with the effect that such other operating expenses probably would be less than the net .10% per annum (after the above-described expense reimbursement from John Hancock) that the Large Cap Growth B Fund currently bears. Also, a larger Fund could make it easier for Independence Investment to formulate and implement investment decisions on the most effective and efficient basis for the Fund.

John Hancock and the Board, however, have made no decision whether to pursue a merger of the Large Cap Growth B Fund with the Large Cap Growth Fund, and the Board and John Hancock will consider all relevant facts and circumstances at the time, in reaching any conclusion in that regard. This will include, among other things, consideration of the shareholders' vote to approve the installation of Independence Investment as the Large Cap Growth B Fund's sub-manager, with the resulting modification of the Large Cap Growth B Fund to be substantially identical to the Large Cap Growth Fund.

John Hancock and the Board, however, reserve the option of proceeding with combination of the Large Cap Growth B Fund and the Large Cap Growth Fund, regardless of whether this Proposal 2 is approved. Moreover, it is possible that any such combination of the two Funds could be accomplished under circumstances where the Funds' shareholders have no right to vote on the combination.

Basis for the Trustees' Approval

At its December 10, 2003, meeting, the Board, including all the Trustees who are not associated with John Hancock (the "Independent Trustees"), unanimously approved a new Sub-Management Agreement, including the below-described modified schedule of sub-investment management fees to be paid by John Hancock for the Large Cap Growth B Fund, and also recommended that owners approve the agreement.

In evaluating and approving the new agreement, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock that was relevant to whether the agreements would be in the best interests of the Large Cap Growth B Fund and the owners of its shares.

In making its decision to approve the new agreement, the Board considered factors bearing on the nature, scope and quality of the services provided or to be provided to the Large Cap Growth B Fund, with a view toward making a business judgment as to whether the proposal was, under all of the circumstances, in the best interest of the Fund and owners of its shares.

The factors that the Trustees considered in selecting Independence Investment as a new sub-manager for the Large Cap Growth B Fund included, principally, the following:

..    Independence Investment has a strong organization with experience and significant resources (investment and operations personnel) dedicated to industry-specific fundamental research in large cap growth equity portfolios.

..    Independence Investment has a disciplined and well-defined process for investing in a broadly diversified portfolio of large cap growth equity securities that tracks specific benchmarks.

..    The Trust has had an overall favorable experience in dealing with
     Independence Investment as a sub-manager to several of the Trust's other Funds, and particularly the Large Cap Growth Fund.

..    Information supplied by John Hancock demonstrates that the Independence
     Investment organization has shown a consistent long-term performance record in managing large cap equity portfolios relative to its peers.

..    The similarity of the investment strategy proposed by Independence
     Investment for the Large Cap Growth B Fund to the investment strategy currently utilized by Independence Investment for the Trust's Large Cap Growth Fund may provide attractive opportunities in the future for both Funds to combine assets (as discussed above under "Possible Future Plans for the Large Cap Growth B Fund").

John Hancock previously paid Janus a sub-investment management fee at an annual rate of 0.55% of the first $100 million of the Fund's average daily net assets, 0.50% of the next $400 million and 0.45% for any additional amounts. Under the new Sub-Management Agreement with Independence Investment, John Hancock will pay Independence Investment 0.30% of the first $500 million, 0.2625% of the next $500 million and 0.2250% for any additional amounts. Under this new agreement with Independence Investment, therefore, sub-investment management fees are lower than they were with Janus. Had the proposed rates been in effect during
2003, John Hancock would have paid $       in sub-investment management fees, as
                                    ------
compared with the $        that it actually paid Janus. This would have been a
                   -------
    % decrease. The Board determined, however, that the retention of such
----
additional amount of "spread" by John Hancock is reasonable in light of:

..    The significant commitment of personnel and resources required of John
     Hancock to support the investment management services provided to the Fund, and the sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

..    The continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

..    The Board's favorable evaluation of the nature, quality and breadth of investment management services provided by John Hancock to the Fund since its inception.

..    The estimated profits to the Insurers, both under the current sub-investment management fee schedule and the proposed new sub-investment management fee schedule, from providing investment management services to the Trust and from the Insurers' insurance products which use the Trust as a funding medium.

..    The appropriateness (including benefits to the Large Cap Growth B Fund) of the Insurers' achieving an adequate level of profitability with respect to the Trust and such products, which includes retaining an adequate "spread" between the investment management fees received by John Hancock and the sub-investment management fees paid by John Hancock.

..    The relationship of such spread as proposed for the Large Cap Growth B Fund to John Hancock's overall objectives and spreads for other Funds of the Trust.

..    The possibility that, if shareholders approve this Proposal 2, the Large
     Cap Growth B Fund will be combined with the Trust's Large Cap Growth Fund, which has a lower investment management fee./9/

The Trustees, at their December 10, 2003 meeting, also were mindful that the terms and structure of the new sub-management arrangements for the Fund were essentially comparable to those already in effect with Independence Investment for the Large Cap Growth Fund. Moreover, those arrangements with Independence Investment, and much related information, had been reviewed by the Board in connection with its regular annual evaluation of the Fund's management and sub-management arrangements on February 5, 2003. Many of the same considerations, therefore, were also relevant to the Board in connection with its consideration of the Fund's new arrangements with Independence Investment.

In connection with their deliberations, the Trustees received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the Securities and Exchange Commission, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts.

Based upon all of the information and advice available to them, the Trustees considered the extent and quality of the services that John Hancock and Independence Investment are expected to provide, directly or indirectly, to the Fund, the costs and expenses to be borne by the Fund and John Hancock, and the benefits accruing to the Fund, Independence Investment and John Hancock as a result of their relationship. As a result of their consideration, the Trustees, in the exercise of their business judgment, unanimously approved the new sub-management arrangement as being in the best interests of the Large Cap Growth B Fund and of owners of its shares.

Other Terms of the Agreement

A summary of the new sub-management agreement is included as Appendix A to this statement. The terms of that agreement also are substantially the same as those of the corresponding temporary agreement currently in effect, except for the duration thereof.

The new sub-management agreement does not impose greater liability or obligations on the Large Cap Growth B Fund or John Hancock in comparison to the provisions of the previous sub-

----------

/9/ The Trust currently pays John Hancock a management fee for the Large Cap Growth Fund equal to .80% of the first $500 million of that Fund's assets; .75% of the next $500 million and .70% of additional amounts of that Fund's assets. Based on December 31, 2003 asset levels, John Hancock's management fee would decrease from [ %] to[ ]% of average assets in the event of a combination of
               --      --
the two Funds.

management agreement of the Fund with Janus dated August 1, 2003./10/ That agreement was approved by the Trustees at its meeting held on February 5, 2003. There have been no votes by shareholders of the Large Cap Growth B Fund since then with respect to the Fund's sub-management arrangements.

Additional Information About John Hancock and Independence Investment

See Proposal 1 for further information about John Hancock and Independence Investment.

Independence Investment manages the Large Cap Growth B Fund with an investment team that is overseen by Mr. Lapman and by John C. Forelli, a Senior Vice President of Independence Investment. They are located at 53 State Street, Boston Massachusetts 02109. Appendix B to this statement contains a list of Independence Investment's directors and information about fees for services provided by Independence Investment to comparable funds. Appendix E to this statement contains further information about Independence Investment's policies in placing portfolio transactions on behalf of the Fund.

Trustees' Recommendation

The Board believes that the sub-management agreement with Independence Investment is in the best interests of the Large Cap Growth B Fund and the owners of its shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE LARGE CAP GROWTH B FUND GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF:

     PROPOSAL 2 - THE SUB-MANAGEMENT AGREEMENT WITH INDEPENDENCE INVESTMENT

----------
/10/ No shareholder vote was legally required (or obtained) to approve that agreement. That agreement replaced a temporary sub-management agreement with Janus dated May 1, 2003.

                  PROPOSAL 3 - INTERNATIONAL OPPORTUNITIES FUND

            APPROVAL OF AN AMENDMENT TO THE MANAGEMENT AGREEMENT FOR
                      THE INTERNATIONAL OPPORTUNITIES FUND

At its December 10, 2003 meeting, the Trust's Board of Trustees ("Board") unanimously approved, and recommended that owners approve, an amendment to the management agreement with John Hancock for the International Opportunities Fund. The proposed amendment would delete John Hancock's contractual obligation to reimburse the International Opportunities Fund when certain expenses of the Fund exceed 0.10% per annum of the Fund's average daily net assets. At the same meeting, the Board approved John Hancock's recommendations to change the sub-manager of the Fund and the Fund's investment strategies to match those of the Trust's Overseas Equities Fund. It is proposed that all of these proposals for the Fund that the Board approved at its December 10, 2003 meeting, which are explained in more detail in the balance of this Proposal 3, would take effect on or about May 3, 2004.

The proposed amendment to the management agreement must be approved by shareholders of the Fund before it can go into effect./11/ If the amendment to the management agreement had been in effect during 2003 for the Fund, the ratio of total expenses to average daily net assets [through November 30, 2003] would have been [1.37%] rather than [1.22%]. John Hancock expects the actual total expense ratio will be less than [1.37%] in the future, however, as a result of anticipated custodial fee reductions. The amendment to the International Opportunities Fund's management agreement that you are being asked to approve pursuant to this Proposal 3 is independent of the other changes for the International Opportunities Fund that are mentioned above. Thus, if this Proposal 3 is approved, it will go into effect regardless of whether those other changes ultimately are implemented.

John Hancock's Management Agreement with the Trust

John Hancock serves as the overall investment manager for the International Opportunities Fund pursuant to an investment management agreement with the Trust dated April 14, 1998, as amended ("John Hancock 1998 Agreement"). As the investment manager, John Hancock, among other things, advises the Trust in connection with policy decisions of the Fund; provides administration of the Fund's day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; recommends retention (or termination) of sub-managers to the Fund, as it deems advisable; supervises activities of the sub-manager; and supervises the activities of other providers of services to the Trust.

For the services it provides, John Hancock receives compensation from the International Opportunities Fund at the annual rate of 1.30% of the first $20 million of the Fund's average

----------
/11/ We are not asking you to vote on a new sub-management agreement because, like many other mutual funds, the Trust has obtained an order from the Securities and Exchange Commission that generally makes such votes unnecessary for sub-managers that are not affiliated with John Hancock. The SEC order requires John Hancock and the Trust to provide owners with an information statement that describes the reasons for a change in sub-managers. The applicable information statement will be sent to owners under separate cover.

daily net assets, 1.15% of the next $30 million, plus 1.05% of all additional amounts. No change is being proposed for these fee rates. Under John Hancock 1998 Agreement, John Hancock is solely responsible for the payment of all fees to sub-managers.

Also, for any year in which the normal operating costs and expenses of the Fund (exclusive of the management fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock) exceed 0.10% of the International Opportunities Fund's average daily net assets, the John Hancock 1998 Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. It is this 0.10% expense "cap" provision that this Proposal 3 seeks to eliminate.

The John Hancock 1998 Agreement was last approved by the shareholders of the International Opportunities Fund on September 5, 2001 in connection with a proposal to increase the investment management fees paid to John Hancock.

John Hancock's Reasons for Proposed Change in the Management Agreement

After conducting a review of the International Opportunities Fund's operating expenses in comparison with other funds, John Hancock noted the following:

..    Funds that (like the International Opportunities Fund) invest primarily in foreign securities generally incur higher operating expenses than domestic funds due to a variety of factors, such as the use of foreign custodians and depositories, foreign trading practices, and lower volume of trades in less developed markets.

..    John Hancock's contractual obligation to reimburse the Fund for normal operating expenses associated with investments in foreign securities is unusual, and many of the Fund's peers that are not part of the Trust do not have an expense "cap."

..    Over the past three years, John Hancock's reimbursements to the
     International Opportunities Fund due to the expense cap substantially reduced the management fees retained by John Hancock after payment of the sub-investment management fee to the Fund's sub-manager.

..    The expense cap, therefore, has contributed to a situation in which John
     Hancock's level of compensation is not high enough to allow John Hancock to continue to support the Fund on a long-term basis in the manner that it has in the past.

..    The International Opportunities Fund's focus on foreign investments, and the Fund's prospects for growth, make it unlikely that the Fund's operating expenses would fall below the expense cap for the foreseeable future.

..    Other expenses directly incurred by John Hancock, such as those associated with client servicing and communication, have increased with the development of internet-based information systems and asset allocation tools.

As a result of this review and analysis, John Hancock discussed with the Board the need to make the Fund more economically viable for John Hancock to continue using the International Opportunities Fund as an investment option in the Insurers' variable products.

Specifically, with respect to the International Opportunities Fund, John Hancock proposed that:

..    The John Hancock 1998 Management Agreement should be amended to delete John
     Hancock's obligation to reimburse the Fund for "other Fund operating expenses" over the 0.10% expense cap. In making this proposal, John Hancock noted that the elimination of its contractual obligation to reimburse the Fund for certain operating expenses would not preclude John Hancock from making such reimbursements on a voluntary basis in the future, although it has no current plans to do so.

..    The Fund should continue as an international stock fund, but with a different sub-manager. John Hancock recommended that the Fund employ Capital Guardian Trust Company ("Capital Guardian"), the current sub-manager for the Trust's Overseas Equity Fund, as the new sub-manager. This proposal was based on John Hancock's assessment of the strength and depth of Capital Guardian's resources and capabilities and the investment performance of the Overseas Equity Fund under Capital Guardian. John Hancock also proposed that Capital Guardian would manage the International Opportunities Fund using substantially the same investment program that it currently uses for the Overseas Equity Fund. Under Capital Guardian, John Hancock anticipates that the International Opportunities Fund's investment program will continue to be focused on the selection and maintenance of a portfolio of equity securities of large established and medium-sized foreign companies located outside the U.S., primarily in developed companies and in emerging markets to a lesser extent.

..    John Hancock would pay a sub-investment management fee to Capital Guardian equal to an annual rate of 0.60% of the first $300 million of the Fund's average daily net assets, 0.45% on the next $200 million and 0.40% of all average daily net assets over $500 million. Because, at the Fund's current asset level, these fees are would be somewhat higher than the fees John Hancock pays the International Opportunities Fund's current sub-manager12, the amount of "spread" that John Hancock would be able to retain from the investment management fee that it receives from the International Opportunities Fund would be somewhat decreased.

Basis for the Trustees' Recommendation

At its meeting held on December 10, 2003, the Board, including all of the Trustees who are not associated with John Hancock (the "Independent Trustees"), unanimously approved the proposed

----------
/12/ John Hancock pays the Fund's current sub-manager, T. Rowe Price International, Inc. ("T. Rowe International"), 0.75% on the first $20 million of the Fund's average daily net assets, 0.60% on the next $30 million, 0.50% on the next $150 million, 0.50% on all assets when the Fund is more than $200 million but less than $500 million, and 0.45% on all assets when the Fund is above $500 million. In addition, T. Rowe International voluntarily waives a percentage of its fee when all Trust assets managed by T. Rowe International and its affiliates exceed certain designated aggregate amounts. At December 31, 2003, the Fund's net assets were approximately [$120 million].

amendment to the John Hancock 1998 Management Agreement for the International Opportunities Fund, and also recommended that owners approve the amendment.

In evaluating and approving the amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock that was relevant to whether the amendment would be in the best interests of the International Opportunities Fund and the owners of its shares.

In making its decision to approve the proposed amendment, the Board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the International Opportunities Fund, with a view toward making a business judgment as to whether the proposed elimination of John Hancock's contractual obligation to reimburse the Fund is, under all of the circumstances, in the best interests of the Fund and owners of its shares.

In approving this change, the Trustees considered various factors and, in their business judgment, reached various conclusions, principally including the following:

..    The nature, quality and breadth of investment management services provided by John Hancock to the Fund over the years has been favorable, as demonstrated by:

     (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund; and
     (b) the increased sophistication of the sub-manager evaluation and monitoring process used by John Hancock on behalf of the Fund.

..    The Trustees believed that there is a need to allow John Hancock to retain sufficient revenues to incentivize John Hancock, within the competitive variable insurance marketplace, to promote the Fund either as a discrete series of the Trust or in combination with other international or global series of the Trust, as a funding medium for variable insurance products that the Insurers may market in the future.

..    The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment manager. They also considered information provided by John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

..    The Trustees considered how the "spread" between the Fund's management fee and sub-investment management fee would (even if the expense cap were eliminated) relate to John Hancock's overall objectives and spreads for other Funds of the Trust.

..    The Trustees believed that retention of Capital Guardian will increase the potential for improved investment performance by the International Opportunities Fund, and recognized that it will also result in John Hancock retaining somewhat less of its management fee following John Hancock's payment of sub-investment management fees to the sub-manager.

..    The similarity of the investment strategy proposed by John Hancock for the
     International Opportunities Fund to the investment strategy currently utilized by Capital Guardian for the Trust's Overseas Equity Fund (as well as to the investment strategy proposed by John Hancock for the Emerging Markets Equity Fund, as described in Proposal 4) may provide attractive opportunities in the future for these Funds to combine assets./13/ Any such future combination could result in economies of scale and other benefits that could be of direct or indirect economic benefit to Contract owners participating in the International Opportunities Fund.

..    Based on information supplied by John Hancock with respect to anticipated reductions in the Fund's expenses related to renegotiated custodial fees, the Trustees concluded that the Fund's operating expenses likely would be reduced in future years, relative to what they otherwise would have been. The Trustees were mindful, however, that the amount of such anticipated reductions were not capable of quantification with any degree of precision at the present time.

In connection with their deliberations, the Trustees received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and Accounts funded through the Trust.

As a result of their consideration, the Trustees, in the exercise of their business judgment, unanimously approved the proposed amendment to the John Hancock 1998 Agreement as being in the best interests of the International Opportunities Fund and owners of its shares.

The Proposed Amendment

The proposed amendment would delete current provisions in the John Hancock 1998 Management Agreement that require John Hancock to reimburse the International Opportunities Fund for certain operating expenses when the expenses exceed an amount equal to 0.10% of the Fund's average daily net assets. In all other respects, the John Hancock 1998 Management Agreement will remain unchanged with respect to the Fund. Appendix A to this proxy statement provides additional information about the John Hancock 1998 Management Agreement.

----------
/13/ Although the Trustees did not approve a combination of any of these Funds at the meeting, they expect to consider such a combination at a future Board meeting.

The following table provides a comparison of the Fund's actual expense ratios for 2003 with expense ratios that would have resulted if the proposed amendment for the International Opportunities Fund had been in effect during the year 2003. The table is based on the International Opportunities Fund's average net assets during the year 2003 and shows (1) the current annualized level of all fees and operating expenses for the International Opportunities Fund [through November 30, 2003]; and (2) the pro-forma annualized level of all fees and operating expenses that would have been incurred by the Fund [through November 30, 2003] under the proposed amendment. The table does not reflect separate account expenses, including sales load and other contract-level expenses. The table also does not reflect anticipated reductions in the Fund's expenses as a result of renegotiated custodial fees. /14/

--------------------------------------------------------------------
                                                Current    Pro-Forma
                                                -------    ---------
Management fees                                   [1.12%]    [1.12%]
                                                             -----
Distribution and Service (12b-1) Fees              None       None
Other Operating Expenses Absent Reimbursement     [0.25%]    [0.25%]
                                                -------      -----
Total Fund Expenses Absent Reimbursement          [1.37%]    [1.37%]
Expense Reimbursement (including fee waivers)   [( 0.15%)]   (0.00%)
                                                -------      -----
Total Fund Expenses After Reimbursement           [1.22%]    [1.37%]
                                                             -----
--------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the International Opportunities Fund under the current management fee schedule with the cost of investing in the International Opportunities Fund under the proposed amendment. The Example assumes that $10,000 is invested in the International Opportunities Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the International Opportunities Fund's operating expenses remain the same./15/

                                                                    One   Three    Five    Ten
                                                                   Year   Years   Years   Years
                                                                   ----   -----   -----   -----
Although actual costs may be higher or lower, under the current
   Management Agreement, the costs would be:                         $      $       $       $
Although actual costs may be higher or lower, under the proposed
   amendment to the Management Agreement, the costs would be:        $      $       $       $

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, the costs shown would be higher. The Example also does not reflect anticipated reductions in the Fund's expenses as a result of renegotiated custodial fees. If these reductions were included, the costs shown would be lower.

----------
/14/ John Hancock estimates that renegotiated custodial fees may result in future annual reductions in operating expenses for the Fund ranging from [0.04%] to [0.06%], based on the Fund's net assets at December 31. 2003. Actual expense reductions for any period, if any, may be greater, equal to, or less than those within the range estimated by John Hancock.

/15/ Because shares of International Opportunities Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

Additional Information

See Proposal 1 and Appendix B of this proxy statement for further information about John Hancock, its Board of Directors and executive officers, and management fees for comparable funds managed by John Hancock. Appendix E to this statement contains further information about Capital Guardian's policies in placing portfolio transactions on behalf of the Fund.

Trustees' Recommendation

The Board unanimously believes that the amendment to the investment management agreement is in the best interests of the International Opportunities Fund and owners of its shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE INTERNATIONAL OPPORTUNITIES FUND GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF:

    PROPOSAL 3 - AN AMENDMENT TO THE JOHN HANCOCK 1998 MANAGEMENT AGREEMENT

                    PROPOSAL 4 - EMERGING MARKETS EQUITY FUND

            APPROVAL OF AN AMENDMENT TO THE MANAGEMENT AGREEMENT FOR
                        THE EMERGING MARKETS EQUITY FUND

At its December 10, 2003 meeting, the Trust's Board of Trustees ("Board") unanimously approved, and recommended that owners approve, an amendment to the management agreement with John Hancock for the Emerging Markets Equity Fund. The proposed amendment would (a) reduce the management fee paid by the Trust to John Hancock and (b) delete John Hancock's contractual obligation to reimburse the Emerging Markets Equity Fund when certain expenses of the Fund exceed 0.10% per annum of the Fund's average daily net assets. At the same time, the Board approved John Hancock's recommendations to change the sub-manager of the Fund and the Fund's investment strategies to match those of the Trust's Overseas Equities Fund. It is proposed that all of these proposals for the Fund that the Board approved at its December 10, 2003 meeting, which are explained in more detail on the balance of this Proposal 4, would take effect on or about May 3, 2004.

The proposed amendment to the management agreement must be approved by shareholders of the Fund before it can go into effect./16/ If the amendment to the management agreement had been in effect during 2003 for the Fund, (i) the
Fund would have paid a management fee to John Hancock of $         , rather than
                                                          ---------
the $        paid under the current investment management agreement, without
     -------
reduction for expense reimbursements paid by John Hancock to the Fund (a    %
                                                                         ---
decrease), and (ii) the ratio of total expenses to average daily net assets [through November 30, 2003] would have been [1.69%] rather than [1.58%]. John Hancock expects the actual total expense ratio to be less than 1.69% in the future, however, as a result of the Fund's modified investment strategy and anticipated reductions in custodial fees. The amendment to the Emerging Market Equity Fund's management agreement that you are being asked to approve pursuant to this Proposal 4 is independent of the other changes for the International Opportunities Fund that are mentioned above. Thus, if this Proposal 4 is approved, it will go into effect regardless of whether those other changes ultimately are implemented.

John Hancock's Management Agreement with the Trust

John Hancock serves as the overall investment manager for the Emerging Markets Equity Fund pursuant to an investment management agreement with the Trust dated April 14, 1998, as amended ("John Hancock 1998 Agreement"). As the investment manager, John Hancock, among other things, advises the Trust in connection with policy decisions of the Fund; provides administration of the Fund's day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; recommends retention (or termination) of sub-managers to the Fund, as it deems advisable;

----------
/16/ We are not asking you to vote on a new sub-management agreement because, like many other mutual funds, the Trust has obtained an order from the Securities and Exchange Commission that generally makes such votes unnecessary for sub-managers that are not affiliated with John Hancock. The SEC order requires John Hancock and the Trust to provide owners with an information statement that describes the reasons for a change in sub-managers. The applicable information statement will be sent to owners under separate cover.

supervises activities of the sub-manager; and supervises the activities of other providers of services to the Trust.

Under the John Hancock 1998 Agreement, John Hancock is solely responsible for the payment of all fees to sub-managers. Also, for any year in which the normal operating costs and expenses of the Fund (exclusive of the management fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock) exceed 0.10% of the Emerging Markets Equity Fund's average daily net assets, the John Hancock 1998 Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess.

The John Hancock 1998 Agreement was last approved by the shareholders of the Emerging Markets Equity Fund on September 5, 2001 in connection with a proposal to increase the management fees paid to John Hancock.

John Hancock's Reasons for Proposed Changes in the Management Agreement

After conducting a review of the Emerging Markets Equity Fund's operating expenses in comparison with other funds, John Hancock noted the following:

..    Funds that invest primarily in foreign securities generally incur higher operating expenses than domestic funds due to a variety of factors, such as the use of foreign custodians and depositories, foreign trading practices, and lower volume of trades in less developed markets. Funds that (like the Emerging Markets Equity Fund) focus foreign investments primarily in developing or emerging markets generally incur even higher operating expenses than funds investing in more developed foreign markets

..    John Hancock's contractual obligation to reimburse the Fund for normal operating expenses associated with investments in foreign securities is unusual, and many of the Fund's peers that are not part of the Trust do not have an expense "cap."

..    Over the past three years, John Hancock's reimbursements to the Emerging
     Markets Equity Fund due to the expense cap actually exceeded the management fees retained by John Hancock after payment of the sub-investment management fee to the Fund's sub-manager, resulting in a net loss to John Hancock.

..    The Emerging Market Equity Fund's focus on investments in companies economically linked to emerging or developing nations, and the Fund's prospects for growth, make it unlikely that the Fund's operating expenses would fall below the expense cap for the foreseeable future.

..    Other expenses directly incurred by John Hancock, such as those associated with client servicing and communication, have increased with the development of internet-based information systems and asset allocation tools.

..    The current expense cap has combined with other factors to create a situation in which John Hancock's level of compensation is not high enough to allow John Hancock to continue to support the Emerging Markets Equity Fund on a long term basis in the manner that it has in the past.

As a result of this review and analysis, John Hancock discussed with the Board the need to restructure the Fund to make it an economically viable component of the international Funds that John Hancock offers as investment options in the Insurers' variable products.

Specifically, with respect to the Emerging Markets Fund, John Hancock proposed that:

..    The John Hancock 1998 Management Agreement should be amended to: (a) reduce the management fee John Hancock receives from the Fund and (b) delete John Hancock's obligation to reimburse the Fund for "other Fund operating expenses" over the 0.10% expense cap. In making these proposals, John Hancock noted that the elimination of its contractual obligation to reimburse the Fund for certain operating expenses would not preclude John Hancock from making such reimbursements on a voluntary basis in the future, although it has no current plans to do so.

..    The Fund should employ Capital Guardian Trust Company ("Capital Guardian"), the current sub-manager for the Trust's Overseas Equity Fund, as the new sub-manager based on John Hancock's assessment of the strength and depth of Capital Guardian's resources and capabilities and the investment performance of the Overseas Equity Fund under Capital Guardian.

..    The Fund would continue as an international stock fund, but with a revised investment strategy that places less focus on companies economically linked to emerging or developing nations. Specifically, John Hancock proposed that Capital Guardian would manage the Emerging Markets Equity Fund using substantially the same investment program that it currently uses for the Overseas Equity Fund. Under Capital Guardian, John Hancock anticipates that the Emerging Markets Equity Fund's investment program will be more focused on the selection and maintenance of a portfolio of equity securities of large established and medium-sized foreign companies located primarily in developed companies outside the U.S. and in emerging markets to a lesser extent. In keeping with the Fund's modified investment program, John Hancock anticipates that the Fund will have less potential exposure to risks inherent in investing in emerging market countries and initial public offerings. In addition, John Hancock anticipates that the Fund will normally have a lower volume of buying and selling securities, less "turn-over" risk (i.e., the impact that brokerage commissions involved with a high volume of investment transactions has on performance).

..    John Hancock would pay a sub-investment management fee to Capital Guardian equal to an annual rate of 0.60% of the first $300 million of the Fund's average daily net assets, 0.45% on the next $200 million and 0.40% of all average daily net assets over $500 million. Because these fees would be lower than John Hancock pays the Emerging Markets Equity

     Fund's current sub-manager/17/, the amount of "spread" that John Hancock would be able to retain from the investment management that it receives from the Fund would be increased.

Possible Future Plans for the Emerging Markets Equity Fund

After shareholders have voted on this Proposal 4, the Board currently intends, at a future meeting, to make a decision whether to combine the assets of the Emerging Markets Growth Fund with one or both of the following other Funds of the Trust: the Overseas Equity Fund and the International Opportunities Fund. John Hancock and the Board believe there could be substantial advantages to a combination of these three Funds (the "Combining Funds").

Each of the Combining Funds will be substantially identical to each of the other Combining Funds, if (a) the shareholders of the Emerging Markets Equity Fund approve this Proposal 4 and (b) the shareholders of the other two Combining Funds approve Proposals 3 and 5 contained in this same statement. Specifically, all of the Combining Funds will (a) be sub-managed by Capital Guardian, (b) be following substantially identical investment programs, and (c) have substantially identical investment management and sub-management agreements (including the advisory and sub-advisory fees payable thereunder).

Under such circumstances, a combination of the three Funds would offer potential cost savings and other advantages to investors in the Emerging Markets Equity Fund. Such cost savings could result from the fact that the combined funds would be larger than any of the Combining Funds would be alone. (As of December 31, 2003, the net assets of the Emerging Markets Equity, Overseas Equity and
International Opportunities Funds totaled approximately $      million, $
                                                         -----           -----
million and $      million, respectively.) The operating expenses of the
             -----
Combined Funds would be lower (as a percentage of the combined net assets) than if the Funds remained separate. Also, the larger Fund that results from combining such assets could make it easier for Capital Guardian to formulate and implement investment decisions on the most effective and efficient basis for the Fund.

John Hancock and the Board, however, have made no decision whether to pursue the combination of all or any two of the Combining Funds; and the Board and John Hancock will consider all relevant facts and circumstances at the time in reaching any conclusion in that regard. This will include, among other things, consideration of whether any or all of Proposals 3, 4 or 5 in this statement are approved. Nevertheless, John Hancock and the Board reserve the option of proceeding with a combination of any or all of the Combining Funds, regardless of whether any or all of such proposals are approved. Moreover, it is possible that any such combination could be accomplished under circumstances where the affected Funds' shareholders have no right to vote on that combination.

Basis for the Trustees' Recommendation

----------
/17/ John Hancock pays the Fund's current sub-manager, Morgan Stanley Investment Management Inc. (we sometimes refer to this sub-manager as "Van Kampen"), a sub-investment management fee for the Emerging Markets Fund equal to 1.10% of the first $10 million of the Fund's average daily net assets, 0.90% of the next $140 million and 0.80% of any additional amounts.

At its meeting held on December 10, 2003, the Board, including all of the Trustees who are not associated with John Hancock (the "Independent Trustees"), unanimously approved the proposed amendment to the John Hancock 1998 Management Agreement for the Emerging Markets Equity Fund, and also recommended that owners approve the amendment.

In evaluating and approving the amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock that was relevant to whether the amendment would be in the best interests of the Emerging Markets Equity Fund and the owners of its shares.

In making its decision to approve the proposed amendment, the Board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the Emerging Markets Equity Fund, with a view toward making a business judgment as to whether the proposed fee decrease and elimination of John Hancock's contractual obligation to reimburse the Fund is, under all of the circumstances, in the best interests of the Fund and owners of its shares.

In approving these changes, which involve the retention of an additional amount of "spread" by John Hancock, the Trustees considered various factors and, in their business judgment, reached various conclusions, principally including the following:

..    The nature, quality and breadth of investment management services provided by John Hancock to the Fund over the years has been favorable, as demonstrated by:

     (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund, and
     (b) the increased sophistication of the sub-manager evaluation and monitoring process used by John Hancock on behalf of the Fund.

..    The Trustees believed that there is a need to allow John Hancock to retain sufficient revenues to incentivize John Hancock, within the competitive variable insurance marketplace, to promote the Fund either as a discrete series of the Trust or in combination with other international or global series of the Trust, as a funding medium for variable insurance products that the Insurers may market in the future.

..    Based on information supplied by John Hancock with respect to anticipated reductions in the Fund's expenses related to renegotiated custodial fees and lower costs for foreign securities transactions in developed markets (as opposed to emerging markets), the Trustees concluded that the Fund's operating expenses under the modified investment strategy proposed by John Hancock likely would be reduced in future years, relative to what they otherwise would have been. The Trustees were mindful, however, that the amount of such anticipated reductions were not capable of quantification with any degree of precision at the present time.

..    The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment manager. They also considered information provided by John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

..    The Trustees considered how the "spread" between the Fund's management fee and sub-investment management fee would (even if the expense cap were eliminated) relate to John Hancock's overall objectives and spreads for other Funds of the Trust.

..    It would be in the best interest of the Emerging Markets Equity Fund, and the Contract owners participating therein, if John Hancock were able to retain a larger amount of compensation in connection with its management of the Fund.

..    The Trustees believed that retention of Capital Guardian will increase the potential for improved investment performance by the Emerging Markets Equity Fund, and recognized that it will also result in John Hancock retaining more of its management fee following John Hancock's payment of sub-investment management fees to the sub-manager.

..    The similarity of the investment strategy proposed by John Hancock for the
     Emerging Markets Equity Fund to the investment strategy currently utilized by Capital Guardian for the Trust's Overseas Equity Fund (as well as to the investment strategy proposed by John Hancock for the International Opportunities Fund, as described in Proposal 3) may provide attractive opportunities in the future for these Funds to combine assets (as discussed above under "Possible Future Plans for the Emerging Markets Equity Fund").

In connection with their deliberations, the Trustees received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and Accounts funded through the Trust.

As a result of their consideration, the Trustees, in the exercise of their business judgment, unanimously approved the proposed amendment to the John Hancock 1998 Agreement as being in the best interests of the Emerging Markets Equity Fund and owners of its shares.

The Proposed Amendment

For the services it provides, John Hancock currently receives compensation from the Emerging Markets Equity Fund at the annual rate of 1.65% of the first $10 million of the Fund's average daily net assets, 1.45% of the next $140 million plus 1.35% of all additional amounts. Under the proposed amendment, the Fund's management fees would decrease to the following annual levels: 1.30% of the first $20 million of the Fund's average daily net assets, 1.15% of the next $30 million and 1.05% of any additional amounts. In addition, the proposed amendment would delete current provisions in the John Hancock 1998 Management Agreement that require John Hancock to reimburse the Emerging Market Equity Fund for certain operating expenses when the expenses exceed an amount equal to 0.10% of the Fund's average daily net assets. In all other respects, the John Hancock 1998 Management Agreement will remain unchanged. Appendix A to this proxy statement provides additional information about the John Hancock 1998 Management Agreement.

The following table provides a comparison of the Fund's actual expense ratios for 2003 with expense ratios that would have resulted if the proposed amendment for the Emerging Markets Equity Fund had been in effect during the year 2003. The table is based on the Emerging Market Equity Fund's average net assets during the year 2003 and shows (1) the current annualized level of all fees and operating expenses for the Emerging Market Equity Fund [through November 30, 2003]; and (2) the pro-forma annualized level of all fees and operating expenses that would have been incurred by the Fund [through November 30, 2003] under the proposed amendment. The table does not reflect separate account expenses, including sales load and other contract-level expenses. The table also does not reflect anticipated reductions in the Fund's expenses as a result of its modified investment strategy and renegotiated custodial fees./18/

--------------------------------------------------------------------
                                                Current    Pro-Forma
                                                -------    ---------
Management fees                                   [1.48%]    [1.18%]
                                                             -----
Distribution and Service (12b-1) Fees              None       None
Other Operating Expenses Absent Reimbursement     [0.51%]    [0.51%]
                                                -------      -----
Total Fund Expenses Absent Reimbursement          [1.99]%    [1.69]%
Expense Reimbursement (including fee waivers)   [(0. 41%)]   (0.00%)
                                                -------      -----
Total Fund Expenses After Reimbursement           [1.58%]    [1.69%]
                                                             -----
--------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the Emerging Markets Equity Fund under the current management fee schedule with the cost of investing in the Emerging Markets Equity Fund under the proposed amendment. The Example assumes that $10,000 is invested in the Emerging Markets Equity Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Emerging Markets Equity Fund's operating expenses remain the same./19/

                                                           One   Three    Five    Ten
                                                          Year   Years   Years   Years
                                                          ----   -----   -----   -----
Although actual costs may be higher or lower, under the

----------
/18/ John Hancock estimates that renegotiated custodial fees may result in future annual reductions in operating expenses for the Fund ranging from [0.13%] to [0.15%], based on the Fund's net assets at December 31. 2003. Actual expense reductions for any period, if any, may be greater, equal to, or less than those within the range estimated by John Hancock.

/19/ Because shares of the Emerging Markets Equity Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

   current Management Agreement, the costs would be:               $     $     $     $
Although actual costs may be higher or lower, under the proposed
   amendment to the Management Agreement, the costs would be:      $     $     $     $

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, the costs shown would be higher. The Example also does not reflect anticipated reductions in the Fund's expenses as a result of its modified investment strategy and renegotiated custodial fees. If these reductions were included, the costs shown would be lower.

Additional Information

See Proposal 1 and Appendix B of this proxy statement for further information about John Hancock, its Board of Directors and executive officers, and management fees charged for comparable funds managed by John Hancock. Appendix E to this statement contains further information about Capital Guardian's policies in placing portfolio transactions on behalf of the Fund.

Trustees' Recommendation

The Board unanimously believes that the amendment to the investment management agreement is in the best interests of the Emerging Markets Equity Fund and owners of its shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE EMERGING MARKETS EQUITY FUND GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF:

     PROPOSAL 4 - AN AMENDMENT TO THE JOHN HANCOCK 1998 MANAGEMENT AGREEMENT

                        PROPOSAL 5 - OVERSEAS EQUITY FUND

      APPROVAL OF AN AMENDMENT TO THE MANAGEMENT AGREEMENT FOR THE OVERSEAS
                                   EQUITY FUND

At its December 10, 2003 meeting, the Trust's Board of Trustees ("Board") unanimously approved, and recommended that owners approve, an amendment to the management agreement with John Hancock for the Overseas Equity Fund. The proposed amendment would (a) increase the management fee paid by the Trust to John Hancock and (b) delete John Hancock's contractual obligation to reimburse the Overseas Equity Fund when certain expenses of the Fund exceed 0.10% per annum of the Fund's average daily net assets. It is proposed that the amendment would take effect on or about May 3, 2004.

The proposed amendment to the management agreement must be approved by shareholders of the Fund before it can go into effect.

If the amendment to the management agreement had been in effect during 2003 for the Fund, (i) the Fund would have paid a management fee to John Hancock of
$         , rather than the $        paid under the current investment
 ---------                   -------
management agreement, without reduction for expense reimbursements paid by John
Hancock to the Fund (a    % increase), and (ii) the ratio of total expenses to
                       ---
average daily net assets [through November 30, 2003] would have been [1.485%] rather than [1.15%]. John Hancock expects the total actual expense ratio would be less than [1.485%] in the future, however, as a result of anticipated reductions in custodial fees.

John Hancock's Management Agreement with the Trust

John Hancock serves as the overall investment manager for the Overseas Equity Fund pursuant to an investment management agreement with the Trust dated March 14, 1996, as amended ("John Hancock 1996 Agreement"). As the investment manager, John Hancock, among other things, advises the Trust in connection with policy decisions of the Fund; provides administration of the Fund's day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; recommends retention (or termination) of sub-managers to the Fund, as it deems advisable; supervises activities of the sub-manager; and supervises the activities of other providers of services to the Trust.

Under the John Hancock 1996 Agreement, John Hancock is solely responsible for the payment of all fees to sub-managers. Also, for any year in which the normal operating costs and expenses of the Fund (exclusive of the management fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock) exceed 0.10% of the Overseas Equity Fund's average daily net assets, the John Hancock 1996 Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess.

The John Hancock 1996 Agreement was last approved by the shareholders of the Overseas Equity Fund on October 20, 2000 in connection with a proposal to increase the management fees paid to John Hancock. That proposal related to the Fund's hiring of Capital Guardian as the sub-manager.

John Hancock's Reasons for Proposed Changes in the Management Agreement

After conducting a review of the Overseas Equity Fund's operating expenses in comparison with other funds, John Hancock noted the following:

..    Funds that (like the Overseas Equity Fund) invest primarily in foreign securities generally incur higher operating expenses than domestic funds due to a variety of factors, such as the use of foreign custodians and depositories, foreign trading practices, and lower volume of trades in less developed markets.

..    John Hancock's contractual obligation to reimburse the Fund for normal operating expenses associated with investments in foreign securities is unusual, and many of the Fund's peers that are not part of the Trust do not have an expense "cap."

..    Over the past three years, John Hancock's reimbursements to the Overseas
     Equity Fund due to the expense cap substantially reduced the management fees retained by John Hancock after payment of the sub-investment management fee to the Fund's sub-manager.

..    The Overseas Equity Fund's focus on investments in foreign companies make it unlikely that the Fund's operating expenses would fall below the expense cap for the foreseeable future.

..    Other expenses directly incurred by John Hancock, such as those associated with client servicing and communication, have increased with the development of internet-based information systems and asset allocation tools.

..    The current expense cap and the current level of the Overseas Equity Fund's investment management fee, have combined with other factors to create a situation in which John Hancock's level of compensation is not high enough to allow John Hancock to continue to support the Fund on a long term basis in the manner that it has in the past.

As a result of this review and analysis, John Hancock discussed with the Board the need to restructure the Fund to make it an economically viable component of the international Funds that John Hancock offers as investment options in the Insurers' variable products.

Specifically, John Hancock proposed that:

..    The John Hancock 1996 Management Agreement should be amended to (a)
     increase the management fees paid to John Hancock for the Overseas Equity Fund, and (b) delete John Hancock's obligation to reimburse the Overseas Equity Fund for "other Fund operating expenses" over the 0.10% expense cap. John Hancock also noted that elimination of its contractual obligation to reimburse the Fund for certain operating expenses would not preclude John Hancock from making such reimbursements on a voluntary basis in the future, although it has no current plans to do so.

..    Concurrent with a change in the management fee paid by the Trust to John
     Hancock, John Hancock would begin to pay a revised sub-investment management fee to Capital Guardian for the Overseas Equity Fund equal to an annual rate of 0.60% of the first $300 million of the Fund's average daily net assets, 0.45% on the next $200 million and 0.40% of any additional amounts of that Fund's assets. Because these fees are lower at the Fund's current asset levels than the sub-investment management fees that John Hancock is currently paying Capital Guardian/20/, the amount of "spread" that John Hancock would be able to retain from the investment management fee it receives from the Overseas Equity Fund would be somewhat increased.

This Proposal 5 seeks your approval only of the above-mentioned amendments to the John Hancock 1996 Management Agreement. The concurrent changes to the sub-management agreement with Capital Guardian do not require shareholder approval.

Possible Future Plans for the Overseas Equity Fund

After shareholders have voted on this Proposal 5, the Board currently intends, at a future meeting, to make a decision whether to combine the assets of the Overseas Equity Fund with the assets of one or both of the following other Funds of the Trust: the International Opportunities Fund and the Emerging Markets Equity Fund. John Hancock and the Board believe there could be substantial advantages to a combination of these three Funds (the "Combining Funds").

Each of the Combining Funds will be substantially identical to each of the other Combining Funds, if (a) the shareholders of the Overseas Equity Fund approve this Proposal 5 and (b) the shareholders of the other two Combining Funds approve Proposals 3 and 4 contained in this same statement. Specifically, all of the Combining Funds will (a) be sub-advised by Capital Guardian, (b) be following substantially identical investment programs, and (c) have substantially identical investment management and sub-management agreements (including the advisory and sub-advisory fees payable thereunder).

Under such circumstances, a combination of the three Funds would offer potential cost savings and other advantages to investors in the Overseas Equity Fund. Such cost savings could result from the fact that the combined Funds would be larger than any of the Combing Funds would be alone. (As of December 31, 2003, the net assets of the Overseas Equity, Emerging Markets Equity and International
Opportunities Funds totaled approximately $      million, $      million, and
                                           -----           -----
$       million, respectively.) The operating expenses of the Combined Funds
 ------
would be lower (as a percentage of the combined net assets) than if the Funds remained separate. Also, the larger Fund that resulted from combining such assets could make it easier for Capital Guardian to formulate and implement investment decisions on the most effective and efficient basis for the Fund.

----------
/20/ John Hancock currently pays Capital Guardian a sub-investment management fee for the Overseas Equity Fund equal to 0.65% of the first $150 million of the Fund's average daily net assets, 0.55% of the next $150 million, 0.45% of the next $200 million and 0.40% of any additional amounts. .

John Hancock and the Board, however, have made no decision whether to pursue the combination of all or any two of the Combining Funds; and the Board and John Hancock will consider all relevant facts and circumstances at the time in reaching any conclusion in that regard. This will include, among other things, whether any or all of Proposals 3, 4 and 5 in this statement are approved. Nevertheless, John Hancock and the Board reserve the option of proceeding with a combination of any or all of the Combining Funds, regardless of whether any of all of such proposals are approved. Moreover, it is possible that any such combination could be accomplished under circumstances where the affected Funds' shareholders have no right to vote on that combination.

Basis for the Trustees' Recommendation

At its meeting held on December 10, 2003, the Board, including all of the Trustees who are not associated with John Hancock (the "Independent Trustees"), unanimously approved the proposed amendment to the John Hancock 1996 Management Agreement for the Overseas Equity Fund, and also recommended that owners approve the amendment.

In evaluating and approving the amendment, the Board, including the independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock that was relevant to whether the amendment would be in the best interests of the Overseas Equity Fund and the owners of its shares.

In making its decision to approve the proposed amendment, the Board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the Overseas Equity Fund, with a view toward making a business judgment as to whether the proposed fee increase and elimination of John Hancock's contractual obligation to reimburse the Fund is, under all of the circumstances, in the best interests of the Fund and owners of its shares.
In approving a new management fee schedule (which involves the retention of an additional amount of "spread" by John Hancock) and the elimination of John Hancock's contractual obligation to reimburse operating expenses over the 0.10% cap, the Trustees considered various factors and, in their business judgment, reached various conclusions, principally including the following:

..    The nature, quality and breadth of investment management services provided by John Hancock to the Fund over the years has been favorable, as demonstrated by:

     (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund, and

     (b) the increased sophistication of the sub-manager evaluation and monitoring process used by John Hancock on behalf of the Fund.

..    The Trustees believed that there is a need to allow John Hancock to retain sufficient revenues to incentivize John Hancock, within the competitive variable insurance marketplace, to promote the Fund either as a discrete series of the Trust or in combination with other international or global series of the Trust, as a funding medium for variable insurance products that the Insurers may market in the future.

..    The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment manager. They also considered information provided by John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

..    The Trustees considered how the "spread" between the Fund's management fee and sub-investment management fee would (even if the expense cap were eliminated) relate to John Hancock's overall objectives and spreads for other Funds of the Trust.

..    It would be in the best interest of the Overseas Equity Fund, and the
     Contract owners participating therein, if John Hancock were able to retain a larger amount of compensation in connection with its management of the Fund

..    The similarity of the investment strategy currently utilized by Capital
     Guardian for the Overseas Equity Fund to the investment strategy proposed by John Hancock for the International Opportunities Fund (as described in Proposal 3) and for the Emerging Markets Equity Fund (as described in Proposal 4) may provide attractive opportunities in the future for these Funds to combine assets (as discussed above under "Possible Future Plans for the Overseas Equity Fund").

..    Based on information supplied by John Hancock with respect to anticipated reductions in the Fund's expenses related to renegotiated custodial fees, the Trustees concluded that the Fund's operating expenses likely would be reduced in future years, relative to what they otherwise would have been. The Trustees were mindful, however, that the amount of such anticipated reductions were not capable of quantification with any degree of precision at the present time.

In connection with their deliberations, the Trustees received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and Accounts funded through the Trust.

As a result of their consideration, the Trustees, in the exercise of their business judgment, unanimously approved the proposed amendment to the John Hancock 1996 Agreement as being in the best interests of the Overseas Equity Fund and owners of its shares.

The Proposed Amendment

For the services it provides, John Hancock currently receives compensation from the Overseas Equity Fund at the annual rate of 1.05% of the first $150 million of the Fund's average daily net assets, 0.95% of the next $150 million, 0.80% of the next $200 million plus 0.75% of all additional amounts. Under the proposed amendment, the Fund's management fees would increase to the following annual levels: 1.30% of the first $20 million of the Fund's average daily net assets, 1.15% of the next $30 million and 1.05% of any additional amounts. In addition, the proposed amendment would delete current provisions in the John Hancock 1996 Management Agreement that require John Hancock to reimburse the Overseas Equity Fund for certain operating expenses when the expenses exceed an amount equal to 0.10% of the Fund's average daily net assets. In all other respects, the John Hancock 1996 Management Agreement will remain unchanged. Appendix A to this proxy statement provides additional information about the John Hancock 1996 Management Agreement.

The following table provides a comparison of the Fund's actual expense ratios for 2003 with expense ratios that would have resulted if the proposed amendment for the Overseas Equity Fund had been in effect during the year 2003. The table is based on the Overseas Equity Fund's average net assets during the year 2003 and shows (1) the current annualized level of all fees and operating expenses for the Overseas Equity Fund [through November 30, 2003]; and (2) the pro-forma annualized level of all fees and operating expenses that would have been incurred by the Fund [through November 30, 2003] under the proposed amendment. The table does not reflect separate account expenses, including sales load and other contract-level expenses. The table also does not reflect anticipated reductions in the Fund's expenses as a result of renegotiated custodial fees./21/

---------------------------------------------------------------------
                                                Current    Pro-Forma
                                                -------    ---------
Management fees                                   [1.05%]   [1.225%]
                                                            ------
Distribution and Service (12b-1) Fees              None       None
Other Operating Expenses Absent Reimbursement     [0.26%]    [0.26%]
                                                -------     ------
Total Fund Expenses Absent Reimbursement          [1.31]%   [1.485]%
Expense Reimbursement (including fee waivers)   [(0.16%)]    (0.00%)
                                                -------     ------
Total Fund Expenses After Reimbursement           [1.15%]   [1.485%]
                                                            ------
---------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the Overseas Equity Fund under the current management fee schedule with the cost of investing in the Overseas Equity Fund under the proposed amendment. The Example assumes that $10,000 is invested in the Overseas Equity Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Overseas Equity Fund's operating expenses remain the same./22/

----------
/21/ John Hancock estimates that renegotiated custodial fees may result in future annual reductions in operating expenses for the Fund ranging from [0.04%] to [0.06%], based on the Fund's net assets at December 31. 2003. Actual expense reductions for any period, if any, may be greater, equal to, or less than those within the range estimated by John Hancock.

/22/ Because shares of the Overseas Equity Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                                   One    Three   Five     Ten
                                                                   Year   Years   Years   Years
                                                                   ----   -----   -----   -----
Although actual costs may be higher or lower, under the current
   Management Agreement, the costs would be:                         $      $       $       $
Although actual costs may be higher or lower, under the proposed
   amendment to the Management Agreement, the costs would be:        $      $       $       $

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, the costs shown would be higher. The Example also does not reflect anticipated reductions in the Fund's expenses as a result of renegotiated custodial fees. If these reductions were included, the costs shown would be lower.

Additional Information

See Proposal 1 and Appendix B of this proxy statement for information about John Hancock and its Board of Directors and executive officers, and management fees charged for comparable funds managed by John Hancock. Appendix E to this statement contains further information about Capital Guardian's policies in placing portfolio transactions on behalf of the Fund.

Trustees' Recommendation

The Board unanimously believes that the amendment to the investment management agreement is in the best interests of the Overseas Equity Fund and owners of its shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE OVERSEAS EQUITY FUND GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF:

    PROPOSAL 5 - AN AMENDMENT TO THE JOHN HANCOCK 1996 MANAGEMENT AGREEMENT

                  PROPOSAL 6 - INTERNATIONAL EQUITY INDEX FUND

            APPROVAL OF AN AMENDMENT TO THE MANAGEMENT AGREEMENT FOR
                       THE INTERNATIONAL EQUITY INDEX FUND

At its December 10, 2003 meeting, the Trust's Board of Trustees ("Board") unanimously approved John Hancock's recommendation, and recommended that owners approve, an amendment to the management agreement with John Hancock for the International Equity Index Fund. The proposed amendment would delete John Hancock's contractual obligation to reimburse the International Equity Index Fund when certain expenses of the Fund exceed 0.10% per annum of the Fund's average daily net assets. At the same meeting, the Board approved John Hancock's recommendation to change the sub-manager of the Fund. Both of these recommendations would take effect on or about May 3, 2004.

The proposed amendment to the management agreement must be approved by shareholders of the Fund before it can go into effect. If the amendment to the management agreement had been in effect during 2003 for the Fund, the ratio of total expenses to average daily net assets [through November 30, 2003] would have been [0.37%] rather than [0.27%]. However, the 0.37% ratio would still compare favorably to the total expense ratios currently incurred by funds that support other variable insurance products and that have similar investment focus to the International Equity Index Fund. The average total expense ratio for all such funds is 0.58%./23/ John Hancock expects the actual total expense ratio to be less than [0.37%] in the future, however, as a result of anticipated reductions in custodial fees.

The amendment to the International Equity Index Fund's management agreement that you are being asked to approve pursuant to this Proposal 6 is independent of the proposed change in the Fund's sub-manager./24/ Thus, if this Proposal 6 is approved, it will go into effect regardless of whether the change of sub-manager ultimately is implemented.

John Hancock's Management Agreement with the Trust

John Hancock serves as the overall investment manager for the International Equity Index Fund pursuant to an investment management agreement with the Trust dated April 12, 1988, as amended ("John Hancock 1988 Agreement"). As the investment manager, John Hancock, among other things, advises the Trust in connection with policy decisions of the Fund; provides administration of the Fund's day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940;

----------
/23/ The foregoing analysis is based upon a John Hancock study using data as of September 30, 2003 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix C to this statement contains additional information on John Hancock's calculation of average total fund expenses.

/24/ We are not asking you to vote on the new sub-management agreement because, like many other mutual funds, the Trust has obtained an order from the Securities and Exchange Commission that generally makes such votes unnecessary for sub-managers that are not affiliated with John Hancock. The SEC order requires John Hancock and the Trust to provide owners with an information statement that describes the reasons for a change in sub-managers. The applicable information statement will be sent to owners under separate cover.

recommends retention (or termination) of sub-managers to the Fund, as it deems advisable; supervises activities of the sub-manager; and supervises the activities of other providers of services to the Trust. For the services it provides, John Hancock receives compensation from the International Equity Index Fund a management fee equal to 0.18% of the first $100 million of that Fund's assets, 0.15% of the next $500 million, and 0.11% of additional amounts of that Fund's assets.

Under the John Hancock 1988 Agreement, John Hancock is solely responsible for the payment of all fees to sub-managers. Also, for any year in which the normal operating costs and expenses of the Fund (exclusive of the management fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock) exceed 0.10% of the International Equity Index Fund's average daily net assets, the John Hancock 1988 Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess.

The John Hancock 1988 Agreement was last approved by the shareholders of the International Equity Index Fund on April 23, 1999 in connection with a proposal to change the method of allocating certain expenses among the Funds and to reduce the expense cap.

John Hancock's Reasons for Proposed Change in the Management Agreement

After conducting a review of the International Equity Index Fund's operating expenses in comparison with other funds, John Hancock noted the following:

..    Funds that invest primarily in foreign securities generally incur higher operating expenses than domestic funds due to a variety of factors, such as the use of foreign custodians and depositories, foreign trading practices, and lower volume of trades in less developed markets.

..    John Hancock's contractual obligation to reimburse the Fund for normal operating expenses associated with investments in foreign securities is unusual, and many of the Fund's peers that are not part of the Trust do not have an expense cap.

..    Over the past three years, John Hancock's reimbursements to the
     International Equity Index Fund due to the expense cap substantially exceeded the management fees retained by John Hancock after payment of the sub-investment management fee to the Fund's sub-manager, resulting in a net loss to John Hancock.

..    The International Equity Index Fund's focus on foreign investments makes it unlikely that the Fund's operating expenses would fall below the expense cap for the foreseeable future.

..    Other expenses directly incurred by John Hancock, such as those associated with client servicing and communication, have increased with the development of internet-based information systems and asset allocation tools.

..    The current expense cap has combined with other factors to create a situation in which John Hancock's level of compensation is not high enough to allow John Hancock to continue to support the International Equity Index Fund in the manner that it has in the past.

As a result of this review and analysis, John Hancock discussed with the Board the need to make it more economically viable for John Hancock to continue to offer the International Equity Index Fund as an investment option in the Insurers' variable products.

Specifically, with respect to the International Equity Index Fund, John Hancock proposed that:

..    The John Hancock 1988 Management Agreement should be amended to delete John
     Hancock's obligation to reimburse the Fund for "other Fund operating expenses" over the 0.10% expense cap. In making this proposal, John Hancock noted that the elimination of its contractual obligation to reimburse the Fund for certain operating expenses would not preclude John Hancock from making such reimbursements on a voluntary basis in the future, although it has no current plans to do so.

..    The Fund should continue as an international stock index fund, but with a different sub-manager. John Hancock recommended that the Fund employ SSgA Funds Management, Inc. ("SSgA"), the current sub-manager for the Trust's Equity Index Fund, as the new sub-manager.

..    John Hancock would pay a sub-investment management fee to SSgA equal to an annual rate of 0.10% of the first $100 million of the Fund's average daily net assets, and 0.08% of all average daily net assets over $100 million. Because these fees would be lower than John Hancock pays the International Equity Index Fund's current sub-manager/25/, the amount of "spread" that John Hancock would be able to retain from the investment management fee that it receives from the fund would be increased.

Basis for the Trustees' Recommendation

At its meeting held on December 10, 2003, the Board, including all of the Trustees who are not associated with John Hancock (the "Independent Trustees"), unanimously approved the proposed amendment to the John Hancock 1988 Management Agreement for the International Equity Index Fund, and also recommended that owners approve the amendment.

In evaluating and approving the amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock that was relevant to whether the amendment would be in the best interests of the International Equity Index Fund and the owners of its shares.

In making its decision to approve the proposed amendment, the Board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the International Equity Index Fund, with a view toward making a business judgment as to whether the proposed elimination of John Hancock's contractual obligation to reimburse the Fund is,

----------
/25/ John Hancock pays the Fund's current sub-manager, Independence Investment LLC, a sub-investment management fee equal to 0.125% of the first $100 million of the Fund's average daily net assets, 0.10% of the next $100 million, and 0.06% of any additional amounts.

under all of the circumstances, in the best interests of the Fund and owners of its shares. In approving the elimination of John Hancock's contractual obligation to reimburse operating expenses over the 0.10% expense cap under circumstances in which John Hancock would retain an additional amount of "spread,"the Trustees considered various factors and, in their business judgment, reached various conclusions, principally including the following:

..    The nature, quality and breadth of investment management services provided by John Hancock to the Fund over the years has been favorable, as demonstrated by:

     (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund, and

     (b) the increased sophistication of the sub-manager evaluation and monitoring process used by John Hancock on behalf of the Fund.

..    The Trustees believed that there is a need to allow John Hancock to retain sufficient revenues to incentivize John Hancock, within the competitive variable insurance marketplace, to promote the Fund as a funding medium for variable insurance products that the Insurers may market in the future.

..    Based on information supplied by John Hancock, the Trustees concluded that the additional amount of "spread" that the reduced sub-investment management fee would allow John Hancock to retain would not adequately off-set John Hancock's reimbursements to the International Equity Index Fund of anticipated operating expenses of the Fund above the 0.10% expense cap.

..    The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment manager. They also considered information provided by John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

..    The Trustees considered how the "spread" between the Fund's management fee and sub-investment management fee would (even if the expense cap were eliminated) relate to John Hancock's overall objectives and spreads for other Funds of the Trust.

..    Based on information supplied by John Hancock with respect to anticipated reductions in the Fund's expenses related to renegotiated custodial fees, the Trustees concluded that the Fund's operating expenses likely would be reduced in future years, relative to what they otherwise would have been. The Trustees were mindful, however, that the amount of such anticipated reductions were not capable of quantification with any degree of precision at the present time.

..    It would be in the best interest of the International Equity Index Fund, and Contract owners participating therein, if John Hancock were able to retain a larger amount of compensation in connection with its management of the Fund.

In connection with their deliberations, the Trustees received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and Accounts funded through the Trust.

As a result of their consideration, the Trustees, in the exercise of their business judgment, unanimously approved the proposed amendment to the John Hancock 1988 Agreement as being in the best interests of the International Equity Index Fund and owners of its shares.

The Proposed Amendment

The proposed amendment would delete current provisions in the John Hancock 1988 Management Agreement that require John Hancock to reimburse the International Equity Index Fund for certain operating expenses when the expenses exceed an amount equal to 0.10% of the Fund's average daily net assets. In all other respects, the John Hancock 1988 Management Agreement will remain unchanged with respect to the Fund. Appendix A to this proxy statement provides additional information about the John Hancock 1988 Management Agreement.

The following table provides a comparison of the Fund's actual expense ratios for 2003 with expense ratios that would have resulted if the proposed amendment for the International Equity Index Fund had been in effect during the year 2003. The table is based on the International Equity Index Fund's average net assets during the year 2003 and shows (1) the current annualized level of all fees and operating expenses for the International Equity Index Fund [through November 30, 2003]; and (2) the pro-forma annualized level of all fees and operating expenses that would have been incurred by the Fund [through November 30, 2003] under the proposed amendment. The table does not reflect separate account expenses, including sales load and other contract-level expenses. The table also does not reflect anticipated reductions in the Fund's expenses as a result of renegotiated custodial fees./26/

-----------------------------------------------------------------------
                                                Current      Pro-Forma
                                                -------      ----------
Management fees                                   [0.17%]     [0.17%]
                                                -------       -------
Distribution and Service (12b-1) Fees              None        None
Other Operating Expenses Absent Reimbursement     [0.20%]     [0.20%]
                                                -------       -------
Total Fund Expenses Absent Reimbursement          [0.37]%     [0.37]%
-----------------------------------------------------------------------

----------
/26/ John Hancock estimates that renegotiated custodial fees may result in future annual reductions in operating expenses for the Fund ranging from [0.04%] to [0.06%] based on the Fund's net assets at December 31. 2003. Actual expense reductions for any period, if any, may be greater, equal to, or less than those within the range estimated by John Hancock.

--------------------------------------------------------------------
Expense Reimbursement (including fee waivers)   [(0. 10%)]   (0.00%)
                                                ----------   -------
Total Fund Expenses After Reimbursement           [0.27%]    [0.37%]
                                                             -------
--------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the International Equity Index Fund under the current management fee schedule with the cost of investing in the International Equity Index Fund under the proposed amendment. The Example assumes that $10,000 is invested in the International Equity Index Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the International Equity Index Fund's operating expenses remain the same./27/

                                                                  One    Three   Five     Ten
                                                                  Year   Years   Years   Years
                                                                  ----   -----   -----   -----

Although actual costs may be higher or lower, under the current
   Management Agreement, the costs would be:                       $       $       $       $

Although actual costs may be higher or lower, under the proposed
   amendment to the Management Agreement, the costs would be:      $       $       $       $

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, the costs shown would be higher. The Example also does not reflect anticipated reductions in the Fund's expenses as a result of renegotiated custodial fees. If these reductions were included, the costs shown would be lower.

Additional Information

See Proposal 1 and Appendix B of this proxy statement for further information about John Hancock, its Board of Directors and executive officers, and management fees for comparable funds managed by John Hancock. Appendix E to this statement contains further information about SSgA's policies in placing portfolio transactions on behalf of the Fund.

Trustees' Recommendation

The Board unanimously believes that the amendment to the investment management agreement is in the best interests of the International Equity Index Fund and owners of its shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE INTERNATIONAL EQUITY INDEX FUND GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF:

PROPOSAL 6 - AN AMENDMENT TO THE JOHN HANCOCK 1988 MANAGEMENT
                                   AGREEMENT
----------
27 Because shares of the International Equity Index Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                          PROPOSAL 7 - GLOBAL BOND FUND

            APPROVAL OF AN AMENDMENT TO THE MANAGEMENT AGREEMENT FOR
                              THE GLOBAL BOND FUND

At its December 10, 2003 meeting, the Trust's Board of Trustees ("Board") unanimously approved, and recommended that owners approve, an amendment to the management agreement with John Hancock for the Global Bond Fund. The proposed amendment would delete John Hancock's contractual obligation to reimburse the Global Bond Fund when certain expenses of the Fund exceed 0.10% per annum of the Fund's average daily net assets.

The proposed amendment to the management agreement must be approved by shareholders of the Fund before it can go into effect.

If the amendment to the management agreement had been in effect during 2003 for the Fund, the ratio of total expenses to average daily net assets [through November 30, 2003] would have been 0.97% rather than 0.95%. However, the 0.97% ratio would still compare favorably to the total expense ratios currently incurred by funds that support other variable insurance products, that have similar investment focus, and that are of a size comparable to the Global Bond Fund (i.e., less than $250 million in assets). The average total expense ratio for all such funds is 1.05% (1.04% for funds with less than $100 million in assets)./28/

John Hancock's Management Agreement with the Trust

John Hancock serves as the overall investment manager for the Global Bond Fund pursuant to an investment management agreement with the Trust dated March 14, 1996, as amended ("John Hancock 1996 Agreement"). As the investment manager, John Hancock, among other things, advises the Trust in connection with policy decisions of the Fund; provides administration of the Fund's day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; recommends retention (or termination) of sub-managers to the Fund, as it deems advisable; supervises activities of the sub-manager; and supervises the activities of other providers of services to the Trust. For the services it provides, John Hancock receives compensation from the Global Bond Fund at the annual rate of 0.85% of the first $150 million of the Fund's average daily net assets, 0.80% of the next $150 million, 0.75% of the next $200 million, plus 0.70% of all additional amounts.

Under the John Hancock 1996 Agreement, John Hancock is solely responsible for the payment of all fees to sub-managers. Also, for any year in which the normal operating costs and expenses of the Fund (exclusive of the management fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock) exceed 0.10% of the Global

----------
/28/ The foregoing analysis is based upon a John Hancock study using data as of September 30, 2003 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix C to this statement contains additional information on John Hancock's calculation of average total fund expenses.

Bond Fund's average daily net assets, the John Hancock 1996 Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess.

The John Hancock 1996 Agreement was last approved by the shareholders of the Global Bond Fund on October 20, 2000 in connection with a proposal to increase the management fees paid to John Hancock. That proposal arose in the context of the Fund's hiring of Capital Guardian as its sub-manager.

John Hancock's Reasons for Proposed Change in the Management Agreement

After conducting a review of the Global Bond Fund's operating expenses in comparison with other funds, John Hancock noted the following:

..    Funds that invest primarily in foreign securities generally incur higher operating expenses than domestic funds due to a variety of factors, such as the use of foreign custodians and depositories, foreign trading practices, and lower volume of trades in less developed markets.

..    John Hancock's contractual obligation to reimburse the Fund for normal operating expenses associated with foreign investments is unusual, and many of the Fund's peers that are not part of the Trust do not have an expense cap.

..    Other expenses directly incurred by John Hancock, such as those associated with client servicing and communication, have increased with the development of internet-based information systems and asset allocation tools.

As a result of this review and analysis, John Hancock discussed with the Board the need to make it more economically advantageous for John Hancock to continue to offer the Global Bond Fund of the Trust as an investment option in the Insurers' variable products. Specifically, John Hancock proposed that the John Hancock 1996 Management Agreement be amended to eliminate John Hancock's obligation to reimburse the Fund for "other Fund operating expenses" over the 0.10% expense cap. In making this proposal, John Hancock noted that the elimination of its contractual obligation to reimburse the Fund for certain operating expenses would not preclude John Hancock from making such reimbursements on a voluntary basis in the future, although it has no current plans to do so.

Basis for the Trustees' Recommendation

At its meeting held on December 10, 2003, the Board, including all of the Trustees who are not associated with John Hancock (the "Independent Trustees"), unanimously approved the proposed amendment to the John Hancock 1996 Management Agreement for the Global Bond Fund, and also recommended that owners approve the amendment.

In evaluating and approving the amendment, the Board, including the independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock that was relevant to whether the amendment would be in the best interests of the Global Bond Fund and the owners of its shares.

In making its decision to approve the proposed amendment, the Board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the Global Bond Fund, with a view toward making a business judgment as to whether the proposed elimination of John Hancock's contractual obligation to reimburse the Fund is, under all of the circumstances, in the best interests of the Fund and owners of its shares.

In approving the change, the Trustees considered various factors and, in their business judgment, reached various conclusions, principally including the following:

..    The nature, quality and breadth of investment management services provided by John Hancock to the Fund over the years has been favorable, as demonstrated by:

     (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund; and

     (b) the increased sophistication of the sub-manager evaluation and monitoring process used by John Hancock on behalf of the Fund.

..    The Trustees believed that there is a need to allow John Hancock to retain sufficient revenues to incentivize John Hancock, within the competitive variable insurance marketplace, to promote the Fund as a funding medium for variable insurance products that the Insurers may market in the future.

..    In view of the above-mentioned information provided to the Trustees about expense ratios for comparable Funds, the Global Bond Fund would continue to have an attractive expense profile, even after the proposed change is made.

..    The Trustees considered how the "spread" between the Fund's management fee and sub-investment management fee would (even if the expense cap were eliminated) relate to John Hancock's overall objectives and spreads for other Funds of the Trust.

..    The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment manager. They also considered information provided by John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

..    It would be in the best interests of the Global Bond Fund, and Contract owners participating therein, if John Hancock were able to retain a larger amount of compensation in connection with management of the Fund.

In connection with their deliberations, the Trustees received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and Accounts funded through the Trust.

As a result of their consideration, the Trustees, in the exercise of their business judgment, unanimously approved the proposed amendment to the John Hancock 1996 Agreement as being in the best interests of the Global Bond Fund and owners of its shares.

The Proposed Amendment

The proposed amendment would delete current provisions in the John Hancock 1996 Management Agreement that require John Hancock to reimburse the Global Bond Fund for certain operating expenses when the expenses exceed an amount equal to 0.10% of the Fund's average daily net assets. In all other respects, the John Hancock 1996 Management Agreement will remain unchanged with respect to the Fund. Appendix A to this proxy statement provides additional information about the John Hancock 1996 Management Agreement.

The following table provides a comparison of the Fund's actual expense ratios for 2003 with expense ratios that would have resulted if the proposed amendment for the Global Bond Fund had been in effect during the year 2003. The table is based on the Global Bond Fund's average net assets during the year 2003 and shows (1) the current annualized level of all fees and operating expenses for the Global Bond Fund [through November 30, 2003]; and (2) the pro-forma annualized level of all fees and operating expenses that would have been incurred by the Fund [through November 30, 2003] under the proposed amendment. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

--------------------------------------------------------------------
                                                Current    Pro-Forma
                                                -------    ---------
Management fees                                   [0.85%]     0.85%
                                                             -----
Distribution and Service (12b-1) Fees             None        None
Other Operating Expenses Absent Reimbursement    [0.12]%     [0.12]%
                                                -------      -----
Total Fund Expenses Absent Reimbursement          [0.97%]    [0.97%]
Expense Reimbursement (including fee waivers)   [( 0.02%)]   (0.00%)
                                                -------      -----
Total Fund Expenses After Reimbursement           [0.95%]    [0.97%]
                                                             -----
-------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the Global Bond Fund under the current management fee schedule with the cost of investing in the Global Bond Fund under the proposed amendment. The Example assumes that $10,000 is invested in the Global Bond Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Global Bond Fund's operating expenses remain the same./29/

----------
/29/ Because shares of the Global Bond Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                                   One    Three    Five    Ten
                                                                   Year   Years   Years   Years
                                                                   ----   -----   -----   -----
Although actual costs may be higher or lower, under the current
     Management Agreement, the costs would be:                       $      $       $       $
Although actual costs may be higher or lower, under the proposed
     amendment to the Management Agreement, the costs would be:      $      $       $       $

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, the costs shown would be higher.

Additional Information

See Proposal 1 and Appendix B of this proxy statement for information about John Hancock, its Board of Directors and executive officers, and management fees for comparable funds managed by John Hancock. Appendix E to this statement contains further information about the sub-manager's policies in placing portfolio transactions on behalf of the Fund.

Trustees' Recommendation

The Board unanimously believes that the amendment to the investment management agreement is in the best interests of the Global Bond Fund and owners of its shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE GLOBAL BOND FUND GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF:

     PROPOSAL 7 - AN AMENDMENT TO THE JOHN HANCOCK 1996 MANAGEMENT AGREEMENT

                        PROPOSAL 8 - HEALTH SCIENCES FUND

            APPROVAL OF AN AMENDMENT TO THE MANAGEMENT AGREEMENT FOR
                            THE HEALTH SCIENCES FUND

At its December 10, 2003 meeting, the Trust's Board of Trustees ("Board") unanimously approved, and recommended that owners approve, an amendment to the management agreement with John Hancock for the Health Sciences Fund. The proposed amendment would delete John Hancock's contractual obligation to reimburse the Health Sciences Fund when certain expenses of the Fund exceed 0.10% per annum of the Fund's average daily net assets.

The proposed amendment to the management agreement must be approved by shareholders of the Fund before it can go into effect.

If the amendment to the management agreement had been in effect during 2003 for the Fund (through November 30, 2003), the ratio of total expenses to average daily net assets would have been 1.22% rather than 1.10%. However, the 1.22% ratio would still be within the range of total expense ratios currently incurred by funds that support other variable insurance products, that have similar investment focus, and that are of a size comparable to the Health Sciences Fund (i.e., less than $100 million in assets). The average total expense ratio for all such funds is 1.30% (1.20% for funds with less than $50 million in assets)./30/

John Hancock's Management Agreement with the Trust

John Hancock serves as the overall investment manager for the Health Sciences Fund pursuant to an investment management agreement with the Trust dated April 30, 2001, as amended ("John Hancock 2001 Agreement"). As the investment manager, John Hancock, among other things, advises the Trust in connection with policy decisions of the Fund; provides administration of the Fund's day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; recommends retention (or termination) of sub-managers to the Fund, as it deems advisable; supervises activities of the sub-manager; and supervises the activities of other providers of services to the Trust. For the services it provides, John Hancock receives compensation from the Health Sciences Fund at the annual rate of 1.00% of the first $250 million of the Fund's average daily net assets plus 0.95% for all additional amounts.


Under the John Hancock 2001 Agreement, John Hancock is solely responsible for the payment of all fees to sub-managers. Also, for any year in which the normal operating costs and expenses of the Fund (exclusive of the management fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock) exceed 0.10% of the Health Sciences Fund's average daily net assets, the John Hancock 2001 Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess.

----------
/30/ The foregoing analysis is based upon a John Hancock study using data as of September 30, 2003 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix C to this statement contains additional information on John Hancock's calculation of average total fund expenses.

The John Hancock 2001 Agreement was approved by the initial shareholder of the Health Sciences Fund on May 1, 2001 to satisfy legal requirements applicable to the organization of the Health Sciences Fund. There have been no votes by shareholders of the Fund since then with respect to the John Hancock 2001 Agreement.

John Hancock's Reasons for Proposed Change in the Management Agreement

After conducting a review of the Health Sciences Fund's operating expenses in comparison with other funds, John Hancock noted the following:

..    Funds that invest primarily in an industry sector, such as the Health
     Sciences Fund, generally incur higher operating expenses than funds investing in a broad spectrum of industries. The higher operating expenses are due to a variety of factors, such as more intensive fundamental research on companies within the designated sector, sophisticated investment strategies using "derivatives" to manage investment risk and potentially lower liquidity of investments focused on start-up companies within the designated sector.

..    John Hancock's contractual obligation to reimburse the Fund for normal operating expenses associated with investments in the health sciences sector is unusual, and many of the Health Science Fund's peers do not have an expense cap.

..    Over the past two years, John Hancock's reimbursements to the Health
     Sciences Fund for certain operating expenses substantially reduced the management fees retained by John Hancock after payment of the sub-investment management fee to the Fund's sub-manager.

..    Other expenses directly incurred by John Hancock, such as those associated with client servicing and communication, have increased with the development of internet-based information systems and asset allocation tools.

As a result of this review and analysis, John Hancock discussed with the Board the need to make it more economically viable for John Hancock to continue use of the Health Sciences Fund of the Trust as an investment option in John Hancock's variable products. Specifically, with respect to the Health Sciences Fund, John Hancock proposed that the John Hancock 2001 Agreement be amended to reflect the elimination of John Hancock's obligation to reimburse the Fund for "other Fund operating expenses" over the 0.10% expense cap.

In making this proposal, John Hancock noted that the elimination of its contractual obligation to reimburse the Fund for certain operating expenses would not preclude John Hancock from making such reimbursements on a voluntary basis in the future, although it has no current plans to do so.

Basis for the Trustees' Recommendation

At its meeting held on December 10, 2003, the Board, including all of the Trustees who are not associated with John Hancock (the "Independent Trustees"), unanimously approved the proposed amendment to the John Hancock 2001 Management Agreement for the Health Sciences Fund, and also recommended that owners approve the amendment.

In evaluating and approving the amendment, the Board, including the independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock that was relevant to whether the amendment would be in the best interests of the Health Sciences Fund and the owners of its shares.

In making its decision to approve the proposed amendment, the Board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the Health Sciences Fund, with a view toward making a business judgment as to whether the proposed elimination of John Hancock's contractual obligation to reimburse the Fund is, under all of the circumstances, in the best interests of the Fund and owners of its shares.

In approving the change, the Trustees considered various factors and, in their business judgment, reached various conclusions, principally including the following:

..    The nature, quality and breadth of investment management services provided by John Hancock to the Fund over the years has been favorable, as demonstrated by:

     (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund; and

     (b) the increased sophistication of the sub-manager evaluation and monitoring process used by John Hancock on behalf of the Fund.

..    The Trustees believed that there is a need to allow John Hancock to retain sufficient revenues to incentivize John Hancock, within the competitive variable insurance marketplace, to promote the Fund as a funding medium for variable insurance products that the Insurers may market in the future.

..    The Trustees considered how the "spread" between the Fund's management fee and sub-investment management fee would (even if the expense cap were eliminated) relate to John Hancock's overall objectives and spreads for other Funds of the Trust.

..    The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment manager. They also considered information provided by John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

..    It would be in the best interests of the Health Sciences Fund, and Contract owners participating therein, if John Hancock were able to retain a larger amount of compensation in connection with management of the Fund.

In connection with their deliberations, the Trustees received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and Accounts funded through the Trust.

As a result of their consideration, the Trustees, in the exercise of their business judgment, unanimously approved the proposed amendment to the John Hancock 2001 Agreement as being in the best interests of the Health Sciences Fund and owners of its shares.

The Proposed Amendment

The proposed amendment would delete current provisions in the John Hancock 2001 Management Agreement that require John Hancock to reimburse the Health Sciences Fund for certain operating expenses when the expenses exceed an amount equal to 0.10% of the Fund's average daily net assets. In all other respects, the John Hancock 2001 Management Agreement will remain unchanged with respect to the Fund. Appendix A to this proxy statement provides additional information about the John Hancock 2001 Management Agreement.

The following table provides a comparison of the Fund's actual expense ratios for 2003 with expense ratios that would have resulted if the proposed amendment for the Health Sciences Fund had been in effect during the year 2003. The table is based on the Health Sciences Fund's average net assets during the year 2003 and shows (1) the current annualized level of all fees and operating expenses for the Health Sciences Fund through [November 30, 2003]; and (2) the pro-forma annualized level of all fees and operating expenses through [November 30, 2003 ]that would have been incurred by the Fund under the proposed amendment. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

-------------------------------------------------------------------------------
                                                Current   Pro-Forma
                                                -------   ---------
Management fees                                  [1.00]%    [1.00]%
Distribution and Service (12b-1) Fees            None       None
Other Operating Expenses Absent Reimbursement    [0.22%]    [0.22%]
                                                ------     ------
Total Fund Expenses Absent Reimbursement        [1. 22%]    [1.22%]
Expense Reimbursement (including fee waivers)   [(0.12%)]  [(0.00%)]
                                                ------     ------
Total Fund Expenses After Reimbursement          [1.10%]    [1.22%]
                                                           ------
------------------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the Health Sciences Fund under the current management fee schedule with the cost of investing in the Health Sciences Fund under the proposed amendment. The Example assumes that $10,000 is invested in the Health Sciences Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Health Sciences Fund's operating expenses remain the same./31/

                                                                   One    Three   Five    Ten
                                                                   Year   Years   Years   Years
                                                                   ----   -----   -----   -----
Although actual costs may be higher or lower, under the current
   Management Agreement, the costs would be:                        $       $       $       $
Although actual costs may be higher or lower, under the proposed
   amendment to the Management Agreement, the costs would be:       $       $       $       $

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, the costs shown would be higher.

Additional Information

See Proposal 1 and Appendix B of this proxy statement for information about John Hancock and its Board of Directors and executive officers, and management fees charged for comparable funds managed by John Hancock. Appendix E to this statement contains further information about the sub-manager's policies in placing portfolio transactions on behalf of the Fund.

Trustees' Recommendation

The Board unanimously believes that the amendment to the investment management agreement is in the best interests of the Health Sciences Fund and owners of its shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE HEALTH SCIENCES FUND GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF:

     PROPOSAL 8 - AN AMENDMENT TO THE JOHN HANCOCK 2001 MANAGEMENT AGREEMENT

----------
/31/ Because shares of the Health Sciences Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                    PROPOSAL 9 - LARGE CAP VALUE CORE(SM) FUND

            APPROVAL OF AN AMENDMENT TO THE MANAGEMENT AGREEMENT FOR
                         THE LARGE CAP VALUE CORE(SM) FUND

At its December 10, 2003 meeting, the Trust's Board of Trustees ("Board") unanimously approved John Hancock's recommendations to change the sub-manager of the Fund and the Fund's investment strategies to match those of the Trust's Fundamental Value Fund. Subsequently, at its [February 11, 2004] meeting, the Board [approved] and [recommended that owners approve], an amendment to the management agreement with John Hancock for the Large Cap Value CORE(SM) Fund. The proposed amendment would change the management fee paid by the Trust to John Hancock for the Large Cap Value CORE SM Fund to equal the higher rate paid by the Trust to John Hancock for the Fundamental Value Fund. It is proposed that all of the changes for the Fund that the Board approved at these meetings, which are explained in more detail on the balance of this Proposal 9, would take effect on or about May 3, 2004.

If the amendment to the management agreement had been in effect during 2003 for the Large Cap Value CORE SM Fund, (i) the Fund would have paid a management fee
to John Hancock of $        , rather than the $        paid under the current
                    -------                   --------
investment management agreement, without reduction for expense reimbursements
paid by John Hancock to the Fund (a    % increase), and (ii) the ratio of total
                                   ----
expenses to average daily net assets [through November 30, 2003] would have been [1.00%] rather than [0.85%]. However, the 1.00% ratio would still be similar to the total expense ratios currently incurred by funds that support other variable insurance products, that have similar investment focus, and that are of a size comparable to the Large Cap Value CORE(SM) Fund (i.e., less than $100 million in assets). The average total expense ratio for all such funds is 0.98%./32/

John Hancock's Management Agreement with the Trust

John Hancock serves as the overall investment manager for the Large Cap Value CORE(SM) Fund pursuant to an investment management agreement with the Trust dated July 28, 1999, as amended ("John Hancock 1999 Agreement"). As the investment manager, John Hancock, among other things, advises the Trust in connection with policy decisions of the Fund; provides administration of the Fund's day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; recommends retention (or termination) of sub-managers to the Fund, as it deems advisable; supervises activities of the sub-manager; and supervises the activities of other providers of services to the Trust.

Under the John Hancock 1999 Agreement, John Hancock is solely responsible for the payment of all fees to sub-managers. Also, for any year in which the normal operating costs and expenses of the Fund (exclusive of the management fees, interest expense, brokerage commissions, taxes

----------
/32/ The foregoing analysis is based upon a John Hancock study using data as of September 30, 2003 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix C to this statement contains additional information on John Hancock's calculation of average total fund expenses.

and extraordinary expenses outside the control of John Hancock) exceed 0.10% of the Large Cap Value CORE(SM) Fund's average daily net assets, the John Hancock 1999 Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess.

The John Hancock 1999 Agreement was approved by the initial shareholder of the Large Cap Value CORE(SM) Fund on August 31, 1999 to satisfy legal requirements applicable to the organization of the Fund. There have been no votes by shareholders of the Large Cap Value CORE(SM) Fund since then with respect to the John Hancock 1999 Agreement.

John Hancock's Reasons for Proposed Change in the Management Agreement

The proposed change to the John Hancock 1999 Agreement arises from John Hancock's review of the Fund's operations and a review of John Hancock's activities with respect to its management of the Fund.

At the Board meeting on December 10, 2003, John Hancock discussed with the Board
(i) John Hancock's concern about the Fund's relative inability to attract new investors and (ii) John Hancock's belief that, under all the circumstances, a new investment program for the Fund with Wellington Management Company, LLP ("Wellington Management")is the most attractive option that is available to the Fund at this time.

As recommended, Wellington Management will follow an investment strategy for the Large Cap Value CORE(SM) Fund that is substantially the same as the investment strategy it now pursues for the Trust's Fundamental Value Fund. Under that strategy, the Large Cap Value CORE(SM) Fund will continue to invest primarily in a mix of common stocks of U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital, which may be measured by factors such as dividend yields and price/book ratios. Under Wellington Management, John Hancock anticipates that the Large Cap Value CORE(SM) Fund's investment program will be somewhat more oriented toward a mix of "large cap" and "mid-cap" value investing and less oriented to "large cap" value investing. In this regard, the Fund will normally invest at least 80% of its assets in companies with market capitalizations that are within the range of capitalizations of companies in the Russell 1000(R) Value Index or the Russell 1000(R) Index./33/ In keeping with the Fund's modified investment program, John Hancock anticipates that the Fund will have somewhat more potential exposure to risks inherent in investing in smaller or mid-sized companies.

As part of its recommendation, John Hancock also proposed that John Hancock would pay a sub-investment management fee to Wellington Management for the Large Cap Value CORE SM Fund at a rate substantially similar to that paid by John Hancock to Wellington Management for the Trust's Fundamental Value Fund. At the Fund's current size, that fee is also substantially similar

----------
/33/ The range of the market capitalization of the companies included in these two indexes was from [$194] million to [$280 billion] at [December 31, 2002].

to that currently paid by John Hancock to the current sub-manager for the Large Cap Value CORE(SM) Fund./34/

The Board, upon John Hancock's recommendation, (a) decided that the Fund's relationship with GSAM should be terminated effective on or about May 3, 2004 and (b) approved a new-sub investment management agreement, as proposed by John Hancock, with Wellington Management as a successor sub-investment manager./35/

In addition, John Hancock reviewed the investment management fee it receives from the Trust on the Large Cap Value CORE Fund. As part of its review, John Hancock noted the following:

..    Since the inception of the Large Cap Value CORE Fund, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

..    Expenses directly incurred by John Hancock, such as those associated with client servicing and communication, have increased with the development of internet-based information systems and asset allocation tools.

..    The current investment management fee and operating expense levels of the
     Fund compare favorably with the average management fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

..    The historical investment record of John Hancock in managing the Fund compares favorably to other funds having similar investment focus and asset types within the current variable insurance marketplace that are not advised or managed by John Hancock.

..    The "spread" between the current investment management fee the Fund pays
     John Hancock and the sub-investment management fee that John Hancock will pay to Wellington Management is less for the Fund than for certain other Funds of the Trust. Moreover, John Hancock has been required to reimburse this Fund for substantial amounts of its other operating expenses, pursuant to John Hancock's commitment to cap such expenses at an annual rate of .10% per annum of the Fund's average daily net assets. .

----------
/34/ John Hancock pays the Fund's current sub-manager, Goldman Sachs Asset Management, LLP, a sub-investment management fee for the Large Cap Value CORESM Fund equal to 0.40% per annum on the first $50 million of the Fund's average daily net assets, 0.30% on the next $150 million, 0.25% on the next $800 million plus 0.20% on any additional amounts. John Hancock will pay Wellington Management a sub-investment management fee for the Fund equal to 0.40% on the first $100 million of the Fund's average daily net assets plus 0.30% on any additional amounts.

/35/ We are not asking you to vote on a new sub-management agreement because, like many other mutual funds, the Trust has obtained an order from the Securities and Exchange Commission that generally makes such votes unnecessary for sub-managers that are not affiliated with John Hancock. The SEC order requires John Hancock and the Trust to provide owners with an information statement that describes the reasons for a change in sub-managers. The applicable information statement will be sent to owners under separate cover.

..    These factors have contributed to a situation in which John Hancock's level of compensation is not high enough to allow John Hancock to continue to support the Fund on a long term basis in the manner that it has in the past.

[As a result of this review and analysis, John Hancock discussed with the Board the need to restructure this Fund to make it more economically viable component of the large/mid cap value Funds that John Hancock offers as investment options in the Insurer's variable products. Specifically, at the Board's February 11, 2004 meeting, John Hancock proposed that the John Hancock 1999 Management Agreement should be amended to increase the investment management fees paid to John Hancock for the Large Cap Value CORE(SM) Fund. The rates proposed by John Hancock for the Large Cap Value CORE(SM) Fund would equal the investment management fee rates of the Fundamental Value Fund. ]

This Proposal 9 seeks your approval only of the above-mentioned amendment to the John Hancock 1999 Management Agreement. The new sub-management agreement with Wellington Management does not require shareholder approval.

Possible Future Plans for the Large Cap Value CORE(SM) Fund

After shareholders have voted on this Proposal 9, the Board currently intends, at a future meeting, to make a decision whether to combine the assets of the Large Cap Value CORE(SM) Fund with the assets of the Fundamental Value Fund of the Trust (together, the "Combining Funds").

The Combining Funds will be substantially identical to each other if the shareholders of the Large Cap Value CORE(SM) Fund approve this Proposal 9. Specifically, each of the Combining Funds will (a) be sub-managed by Wellington Management, (b) be following substantially identical investment programs, and
(c) have substantially identical investment management and sub-management agreements (including the management and sub-investment management fees payable thereunder).

Under such circumstances, a combination of the two Funds would offer potential cost savings and other advantages to investors in the Large Cap Value CORE(SM) Fund. Such cost savings could result from the fact that the combined Funds would be larger than either of the Combining Funds would be alone. (As of December 31, 2003, the net assets of the Large Cap Value CORE(SM) and Fundamental Value Funds
totaled approximately $      million and $       million, respectively.) The
                       -----              ------
operating expenses of the Combining Funds would be lower (as a percentage of the combined net assets) than if the Funds remained separate. Also, the larger Fund that resulted from combining such assets could make it easier for Wellington Management to formulate and implement investment decisions on the most effective and efficient basis for the Fund.

John Hancock and the Board, however, have made no decision whether to pursue the combination of the Combining Funds; and the Board and John Hancock will consider all relevant facts and circumstances at the time in reaching any conclusion in that regard. This will include, among other things, whether this Proposal 9 is approved. Nevertheless, John Hancock and the Board reserve the option of proceeding with a combination of the Combining Funds, regardless of whether such proposal is approved. Moreover, it is possible that any such combination could be accomplished under circumstances where the affected Funds' shareholders have no right to vote on that combination.

Basis for the Trustees' Recommendation

At its meeting held on [February 11, 2004], the Board, including all of the Trustees who are not associated with John Hancock (the "Independent Trustees"), unanimously [approved] the proposed amendment to the John Hancock 1999 Management Agreement for the Large Cap Value CORE(SM) Fund, and [also recommended that owners approve the amendment. ]

In evaluating and approving the amendment, the Board, including the independent Trustees and with the assistance of outside counsel to the Trust, [requested and evaluated information from John Hancock that was relevant to whether the amendment would be in the best interests of the Large Cap Value CORE(SM) Fund and the owners of its shares. ]

In making its decision to approve the proposed amendment, the Board considered factors [bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the Large Cap Value CORE(SM) Fund, with a view toward making a business judgment as to whether the proposed fee increase is, under all of the circumstances, in the best interests of the Fund and owners of its shares. ]

In [approving] a new management fee schedule, which involves the retention of an additional amount of "spread" by John Hancock, the Trustees considered various factors and, in their business judgment, reached various conclusions, principally including the following:

..    [The nature, quality and breadth of investment management services provided by John Hancock to the Fund over the years has been favorable, as demonstrated by:

     (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund, and
     (b) the increased sophistication of the sub-manager evaluation and monitoring process used by John Hancock on behalf of the Fund.]

..    [The Trustees believed that there is a need to allow John Hancock to retain sufficient revenues to incentivize John Hancock, within the competitive variable insurance marketplace, to promote the Fund either as a discrete series of the Trust or in combination with other large cap value-oriented series of the Trust, as a funding medium for variable insurance products that the Insurers may market in the future.]

..    [The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment manager. They also considered information provided by John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.]

..    [The Trustees considered how the "spread" between the Fund's management fee and sub-investment management fee would relate to John Hancock's overall objectives and spreads for other Funds of the Trust. In particular, the proposed new fee structure for the Large Cap Value CORE(SM) Fund would be substantially similar to that of the Fundamental Value Fund. The Trustees considered this to be appropriate in view of the fact that it is now proposed that the two Funds be managed by the same sub-investment manager, using substantially the same personnel and investment program.]

..    [It would be in the best interest of the Large Cap Value CORE(SM) Fund, and the Contract owners participating therein, if John Hancock were able to retain a larger amount of compensation in connection with its management of the Fund.]

..    [The similarity of the investment strategy currently utilized by Wellington
     Management for the Fundamental Value Fund to the investment strategy that has now been approved by the Board for the Large Cap Value CORE(SM) Fund may provide attractive opportunities in the future for these Funds to combine assets (as discussed above under "Possible Future Plans for the Large Cap Value CORE(SM) Fund"). ]

In connection with their deliberations, [the Trustees received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds - like the Trust - selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and Accounts funded through the Trust.]

As a result of their consideration, the Trustees, in the exercise of their business judgment, unanimously approved the proposed amendment to the John Hancock 1999 Agreement as being in the best interests of the Large Cap Value CORE(SM) Fund and owners of its shares.

The Proposed Amendment

For the services it provides, John Hancock currently receives compensation from the Large Cap Value CORE(SM) Fund at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets, 0.65% of the next $150 million, plus 0.60% of all additional amounts. Under the proposed amendment, the Fund's management fees would increase to the following annual levels: 0.95% of the first $25 million of the Fund's average daily net assets, 0.85% of the next $25 million, 0.75% of the next $50 million, plus 0.65% of any additional amounts. In all other respects, the John Hancock 1999 Management Agreement will remain unchanged, including John Hancock's obligation to reimburse the Large Cap Value CORE(SM) Fund for certain operating expenses when the expenses exceed an amount equal to 0.10% of the Fund's average daily net assets. Appendix A to this proxy statement provides additional information about the John Hancock 1999 Management Agreement.

The following table provides a comparison of the Fund's actual expense ratios for 2003 with expense ratios that would have resulted if the proposed amendment for the Large Cap Value CORE(SM) Fund had been in effect during the year 2003. The table is based on the Large Cap Value CORE(SM) Fund's average net assets during the year 2003 and shows (1) the current annualized level of all fees and operating expenses for the Large Cap Value CORE(SM) Fund [through November 30, 2003]; and (2) the pro-forma annualized level of all fees and operating expenses that would have been incurred by the Fund [through November 30, 2003] under the proposed amendment. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

------------------------------------------------------------------------
                                                Current    Pro-Forma
                                                -------    ---------
Management fees                                   [0.75%]   [ 0.90%]
                                                            ------
Distribution and Service (12b-1) Fees              None       None
Other Operating Expenses Absent Reimbursement   [      %]   [     %]
                                                 ------     ------
Total Fund Expenses Absent Reimbursement        [      ]%   [     ]%
                                                 ------     ------
Expense Reimbursement (including fee waivers)   [(     %)]  (     %)
                                                  -----     ------
Total Fund Expenses After Reimbursement            [0.85%]   [1.00%]
------------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the Large Cap Value CORE(SM) Fund under the current management fee schedule with the cost of investing in the Large Cap Value CORE(SM) Fund under the proposed amendment. The Example assumes that $10,000 is invested in the Large Cap Value CORE(SM) Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Large Cap Value CORE(SM) Fund's operating expenses remain the same./36/

                                                                   One    Three   Five     Ten
                                                                   Year   Years   Years   Years
                                                                   ----   -----   -----   -----
Although actual costs may be higher or lower, under the current
   Management Agreement, the costs would be:                         $      $       $       $
Although actual costs may be higher or lower, under the proposed
   amendment to the Management Agreement, the costs would be:        $      $       $       $

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, the costs shown would be higher.

Additional Information

----------

/36/ Because shares of the Large Cap Value CORE Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

See Proposal 1 and Appendix B of this proxy statement for further information about John Hancock, its Board of Directors and executive officers, and management fees charged for comparable funds managed by John Hancock. Appendix E to this statement contains further information about Wellington Management's policies in placing portfolio transactions on behalf of the Fund.

Trustees' Recommendation

The Board unanimously believes that the amendment to the investment management agreement is in the best interests of the Large Cap Value CORE(SM) Fund and owners of its shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OWNERS OF THE LARGE CAP VALUE CORE(SM) FUND GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF:

     PROPOSAL 9 - AN AMENDMENT TO THE JOHN HANCOCK 1999 MANAGEMENT AGREEMENT

                   GENERAL SOLICITATION AND VOTING INFORMATION

Information about the Solicitation

This solicitation is being made of all shares of the Fundamental Growth, Large Cap Growth B, International Opportunities, Emerging Markets Equity, Overseas Equity, International Equity Index, Global Bond, Health Sciences, and Large Cap Value CORE(SM) Funds ("Affected Funds") of the Trust that are attributable to interests in John Hancock Variable Life Accounts U, UV, V and S; and John Hancock Variable Annuity Accounts U, V, JF, H and I (collectively, the "Accounts"). The cost of preparing, printing and mailing this notice and proxy statement and the accompanying voting instructions form will be borne by each of the Affected Funds in the proportion that the Fund's assets bear to the aggregate assets of the Affected Funds. Any other expenses of the solicitation will be borne by John Hancock. In addition to solicitations by mail, certain John Hancock employees may solicit voting instructions in person or by telephone; such employees will not be compensated for such services.

Voting Instructions

Although John Hancock and its subsidiary John Hancock Variable Life Insurance Company (together, the "Insurers"), through the Accounts, legally own all of the Trust's shares, they will vote all of such shares in accordance with instructions given by owners of variable life insurance policies and variable annuity contracts, as discussed below. For this purpose, the owner of a variable annuity contract during the period after annuity payments have commenced is the annuitant.

Any authorized voting instructions will also be valid for any adjournment of the Meeting and will be revocable only at the direction of the owner executing them. If an insufficient number of affirmative votes are obtained to approve any item, the Meeting may be adjourned as to any of the Affected Funds to permit the solicitation of additional votes. Shares will be voted for any such adjournment in the discretion of the Insurer in whose Account the shares are held.

Whether a proposal is approved depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the Meeting will not revoke voting instructions, an owner present at the Meeting may withdraw his/her voting instruction form and give voting instructions in person.

The Insurers will vote Trust shares in accordance with all properly executed and unrevoked voting instructions received in time for the Meeting or properly given at the Meeting. Each Account holds the Trust shares of a Fund in a corresponding "sub-account." The Insurers will vote the shares held in their respective Accounts' sub-accounts which are attributable to the Contracts from owners participating in that sub-account. An Account's shares in a Fund which are not attributable to Contracts or for which no timely voting instructions are received will be represented and voted by the Insurers in the same proportion as the voting instructions which are received from all owners participating in the Fund through that Account. (Fund shares which are not attributable to Contracts include shares purchased with contributions made as "seed money" to the Fund by the Insurers.)

Please refer to Appendix D to this statement if you wish additional information about the number of shares of the Fund that are outstanding.

Required Voting

In order for the shareholders of a Fund to approve the respective proposal contained in this proxy statement for that Fund, the proposal must receive the favorable vote of a majority of the outstanding shares of that Fund. When used in this proxy statement, a "majority vote of the outstanding voting shares" means the affirmative vote of more than 50% of the outstanding shares of the respective Fund or, if it is less, 67% or more of the shares of that Fund that are present or represented at the Meeting.

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY FOR EACH FUND YOU ARE USING IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY OR PROXIES PROMPTLY. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
--------------------------------------------------------------------------------

                                                                      Appendix A

              SUMMARY OF SUB- MANAGEMENT AND MANAGEMENT AGREEMENTS

Proposals 1 and 2 - Sub-Management Agreements for the Fundamental Growth Fund and the Large Cap Growth B Fund (formerly, "Large Cap Aggressive Growth" Fund)

The proposed sub-management agreements by and among the Trust, John Hancock and Independence Investment are summarized below.

The sub-management agreements contain the agreement of Independence Investment to act as a sub- manager (i.e., as an investment adviser and manager) to the Fundamental Growth or Large Cap Growth B Fund, as the case may be. Under each agreement, Independence Investment will provide the applicable Fund with a continuing and suitable investment program for that Fund.

Pursuant to the proposed agreements, Independence Investment is required to adhere to the investment policies, guidelines and restrictions of the respective Fund, as established by the Trust and John Hancock from time to time when managing the investment and reinvestment of that Fund's assets. At its own expense, Independence Investment agrees to provide specific services, including:
(a) advising the Trust in connection with investment policy decisions to be made by its Board of Trustees or any committee thereof regarding the respective Fund and, upon request, furnishing the Trust with research, economic and statistical data in connection with that Fund's investments and investment policies; (b) submitting reports and information as John Hancock or the Trust' s Board of Trustees may reasonably request, to assist the custodian in its determination of the market value of securities held in the respective Fund (to the extent such securities are not otherwise priceable using an approved pricing service); (c) placing orders for purchases and sales of portfolio investments for the respective Fund; (d) maintaining and preserving the records relating to its activities required by the 1940 Act to be maintained and preserved by the Trust, to the extent not maintained by the custodian, transfer agent or John Hancock; and (e) absent specific instructions to the contrary provided to it by John Hancock and subject to its receipt of all necessary voting materials, voting all proxies with respect to investments for the respective Fund in accordance with the sub-manager's proxy voting policy as most recently provided to John Hancock.

The services provided by Independence Investment are subject to the overall supervision, direction, control and review of John Hancock and the Board of Trustees of the Trust.

Each party to a sub-management agreement bears the costs and expenses of performing its obligations thereunder. In this regard, the Trust specifically agrees to assume the expense of: (a) brokerage commissions for transactions in the portfolio investments of the Trust and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;
(b) custodian fees and expenses; (c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Trust to federal, state or other governmental agencies; and (d) interest payable on the Trust's borrowings. Nothing in either agreement, however, alters the allocation of expenses and costs agreed upon between the Trust and John Hancock in the respective Fund's primary investment management agreement, or in any other agreement to which they are parties.

For its investment management and advisory services, Independence Investment is paid a fee by John Hancock at the specified rate, which may vary by Fund. Neither the Funds nor the Trust have any obligation or liability for payment of this fee.

In connection with the investment and reinvestment of the Fund assets that it manages, Independence Investment is authorized to select the brokers or dealers that will execute purchase and sale transactions for the respective Fund and to seek to obtain the best available price and most favorable execution with respect to all such purchases and sales of such assets. Independence Investment has the right, to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the respective Fund or to Independence Investment, and who charge a higher commission rate to the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. Independence Investment is required to determine in good faith that its higher cost was reasonable in relation to the value of the brokerage and research services provided, and each may combine orders for the sale or purchase of portfolio securities of the respective Fund with those for other accounts managed by Independence Investment or its affiliates, if orders are allocated in a manner deemed equitable by Independence Investment among the accounts and at a price approximately averaged.

Independence Investment is not permitted to receive any tender offer solicitation fees or similar payments in connection with the tender of investments of the respective Fund.

No provision of the sub-management agreements protects Independence Investment or John Hancock against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties. However, Independence Investment is only obligated to perform the services described in the respective agreement, and has made no representation or warranty that any level of investment performance or level of investment results will be achieved.

Unless modified or terminated, each sub-management agreement will continue with respect to a Fund for an initial 2 year period and from year to year after that, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of the Fund. The sub-management agreements also provide that they may be terminated at any time without penalty by the Trust's Board of Trustees, by majority vote of the outstanding voting shares of the respective Fund or, on 60 days' notice, by John Hancock or Independence Investment. Each sub-management agreement automatically terminates in the event of its assignment or if the investment management agreement between the Trust and John Hancock for the respective Fund is terminated.

Proposals 3, 4, 5, 6, 7, 8 and 9 - Investment Management Agreements between the Trust and John Hancock

This section summarizes the following investment management agreements between the Trust and John Hancock:

------------------------------------------------------------------
     Proposal - Applicable Fund           Applicable Agreement
------------------------------------------------------------------
3 - International Opportunities Fund   John Hancock 1998 Agreement
------------------------------------------------------------------
4 - Emerging Markets Equity Fund       John Hancock 1998 Agreement
------------------------------------------------------------------
5 - Overseas Equity Fund               John Hancock 1996 Agreement
------------------------------------------------------------------
6 - International Equity Index Fund    John Hancock 1998 Agreement
------------------------------------------------------------------
7 - Global Bond Fund                   John Hancock 1996 Agreement
------------------------------------------------------------------
8 - Health Sciences Fund               John Hancock 2001 Agreement
------------------------------------------------------------------
9 - Large Cap Value CORE(SM) Fund      John Hancock 1999 Agreement
------------------------------------------------------------------

General Duties
Pursuant to the management agreements, John Hancock advises each Fund in connection with policy decisions; supervises activities of the Fund's sub-manager; provides personnel, office space, equipment and supplies for the Trust; and (to the extent that those services are not provided by other service providers to the Trust) provides administration of the Fund's day-to-day operations and maintains records required by the Investment Company Act of 1940.

For its investment management and advisory services, John Hancock is paid a fee by the applicable Fund(s) at a specified rate that varies by Fund.

Current Expense "Cap"
The investment management agreements provide that, for any fiscal year in which the normal operating costs and expenses of a Fund (exclusive of its investment management fees, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock) exceed 0.10% of the Fund's average daily net assets, John Hancock will reimburse the Fund promptly after the end of the fiscal year in an amount equal to such excess.

Under Proposals 3, 4, 5, 6, 7 and 8, this "cap" would be eliminated for, respectively, the International Opportunities, Emerging Markets Equity, Overseas Equity, International Equity Index, Global Bond and Health Sciences Funds.

Allocation of expenses
Under the investment management agreements, John Hancock assumes certain Trust expenses. These expenses include, for example:

..    the expenses of shareholders' meetings; trustees' meetings; printing and distributing Prospectuses and statements of additional information related to the Fund's initial class of shares to prospective and existing owners;
..    preparing, printing, and distributing any advertising or sales literature to such prospective and existing owners; and any other activity and related legal services primarily intended to result in the sale of the such shares;
..    the expense of furnishing each shareholder statements of account; and
..    the cost of any errors and omissions insurance or other liability insurance covering the Trust and/or its officers, directors and employees.

John Hancock's obligation to cover these expenses is not affected by any of the Proposals.

The Trust bears all of its expenses not specifically assumed by John Hancock. These include, but are not limited to, taxes, custodian and auditing fees, brokerage commissions, investment management fees payable to John Hancock, the compensation of unaffiliated Trustees, the cost of the Trust's fidelity bond, the cost of printing and distributing to owners the Trust's annual and semi-annual reports, the cost of printing, distributing to owners, and tabulating proxy materials, compensation paid for certain accounting, valuation and compliance services, legal fees, securities registration expenses, organizational expenses, association dues and other expenses related to the Trust's operations.

Indemnification
John Hancock also indemnifies each member of the Board of Trustees against losses by reason of failure (other than through willful misfeasance, bad faith, gross negligence or reckless disregard of duties) to take any action relating to the investment or reinvestment of assets in the Trust, including failure to seek or retain investment advice or management in addition to or in place of that provided by John Hancock or the sub-managers.

Term and Termination
Unless modified or terminated, each management agreement will continue with respect to a Fund from year to year but only so long as such continuance is specifically approved at least annually by (a) a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of the Fund. Each management agreement also provides that it may, on 60 days' notice, be terminated at any time without penalty by the Board of Trustees, by majority vote of the outstanding voting shares of the Fund, or by John Hancock. Each management agreement automatically terminates in the event of its assignment.

                                                                      Appendix B

                     FURTHER INFORMATION ABOUT JOHN HANCOCK
                           AND INDEPENDENCE INVESTMENT

JOHN HANCOCK - Directors and Executive Officers

John Hancock is managed by its Board of Directors. The business address of all directors and executive officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

The directors and executive officers of John Hancock are as follows:

       Directors                           Principal Occupation
------------------------   -----------------------------------------------------
David F. D'Alessandro      Chairman of the Board, President and Chief Executive
                           Officer, John Hancock
Foster L. Aborn            Director, formerly Vice Chairman of the Board and
                           Chief Investment Officer, John Hancock
Wayne A. Budd              Executive Vice President and General Counsel, John
                           Hancock
John M. Connors, Jr.       Chairman and Chief Executive Officer and Director,
                           Hill, Holliday, Connors, Cosmopoulos, Inc.
                           (advertising)
John M. DiCiccio           Executive Vice President and Chief Investment
                           Officer, John Hancock
Robert E. Fast             Senior Partner, Hale and Dorr (law firm)
Kathleen F. Feldstein      President, Economic Studies, Inc. (economic
                           consulting).
Thomas P. Glynn            Chief Operating Officer, Partners HealthCare System,
                           Inc. (health care)
Michael C. Hawley          Retired Chairman and Chief Executive Officer, The
                           Gillette Company (razors, etc.)
Edward H. Linde            President and Chief Executive Officer, Boston
                           Properties, Inc. (real estate)
Judith A. McHale           President and Chief Operating Officer, Discovery
                           Communications, Inc. (multimedia communications)
R. Robert Popeo            Chairman, Mintz, Levin, Cohn, Ferris, Glovsky and
                           Popeo (law firm)
Richard F. Syron           Chairman, President and Chief Executive Officer,
                           Thermo Electron Corp. (scientific and industrial
                           instruments)
Robert J. Tarr, Jr.        Formerly Chairman, President and Chief Executive
                           Officer, HomeRuns.com (online grocer)

Other Executive Officers
------------------------
Thomas E. Moloney          Senior Executive Vice President and Chief Financial
                           Officer
Michael Bell               Senior Executive Vice President - Retail; Founder and
                           Director of Monitor Company (management consulting)
Derek Chilvers             Executive Vice President; Chairman and Chief
                           Executive Officer of John Hancock International
                           Holdings, Inc.
Maureen Ford Goldfarb      Executive Vice President; Chairman and Chief
                           Executive Officer of John Hancock Funds, Inc.
Robert F. Walters          Executive Vice President and Chief Information
                           Officer

     The following employees of John Hancock (or an affiliate) are also Trustees or principal officers of the John Hancock Variable Series Trust I (the "Trust"):

Michele G. Van Leer    Chairman of the Board of the Trust
Kathleen F. Driscoll   President and Vice Chairman of the Board of the Trust
Raymond F. Skiba       Treasurer of the Trust
Karen Q. Visconti      Secretary of the Trust
Jude Curtis            Compliance Officer of the Trust
Ronald J. Bocage       Chief Legal Officer of the Trust

JOHN HANCOCK - Comparable Funds
The Trust is the only mutual fund for which John Hancock serves as an investment manager. The following table contains information concerning other series of the Trust managed by John Hancock that have an investment objective similar to the Affected Funds shown below:

-------------------------------------------------------------------------------------------------------------------
                                                                    Comparable Fund
                                   --------------------------------------------------------------------------------
    Proposal - Affected Fund                                              Current Fee Schedule        Net Assets at
       Net Assets at    *                                               (as a % of Average Net                   *
                     ---                       Name                            Assets)                   --------
-------------------------------------------------------------------------------------------------------------------
3 - International Opportunities    Overseas Equity Fund/37/         1.05% on the first $150 million
Fund                               (international fund)             0.95% on the next $150 million
$                                                                   0.80% on the next $200 million
 ----------                                                         0.75% on amounts over $500
                                                                                million

                                   Emerging Markets Equity          1.65% on the first $10 million
                                   Fund (international fund)B/38/   1.45% on the next $140 million
                                                                    1.35% on amounts over $150
                                                                                million
-------------------------------------------------------------------------------------------------------------------
4 - Emerging Markets Equity        International Opportunities      1.30% on the first $20 million
Fund                               Fund                             1.15% on the next $30 million
$                                  (international fund)             1.05% on amounts over $50
 ----------                                                                     million

                                   Overseas Equity Fund/36/         1.05% on the first $150 million
                                   (international fund)             0.95% on the next $150 million
                                                                    0.80% on the next $200 million
                                                                    0.75% on amounts over $500
                                                                                million
-------------------------------------------------------------------------------------------------------------------
5 - Overseas Equity Fund           International Opportunities      1.30% on the first $20 million
$                                  Fund                             1.15% on the next $30 million
 ----------                        (international fund)             1.05% on amounts over $50
                                                                                million

                                   Emerging Markets Equity          1.65% on the first $10 million
                                   Fund (international fund)/37/    1.45% on the next $140 million
                                                                    1.35% on amounts over $150
-------------------------------------------------------------------------------------------------------------------

----------
/37/ Under Proposal 5, the investment management fee for the Overseas Equity Fund is proposed to change to equal 1.30% per annum on the first $20 million of Fund assets, 1.15% on the next $30 million, and 1.05% on amounts over $50 million of this Fund's assets.

/38/ Under Proposal 4, the investment management fee for the Emerging markets Equity Fund is proposed to change to equal to 1.300% per annum on the first $20 million of Fund assets, 1.15% on the next $30 million, and 1.05% on amounts over $50 million of this Fund's assets.

-------------------------------------------------------------------------------------------------------------------
                                                                                million

6 - International Equity Index     Equity Index Fund                1.50% on the first $75 million
Fund                               (index fund)                     1.40% on the next $50 million
$                                                                   1.30% on amounts over $125
 ----------                                                                     million

                                   Bond Index Fund                  1.50% on the first $100 million
                                   (index fund)                     1.30% on the next $150 million
                                                                    1.10% on amounts over $250
                                                                                million
-------------------------------------------------------------------------------------------------------------------
7 Global Bond Fund                 Short-Term Bond Fund             0.60% on all amounts
$                                  (bond fund)
 ----------

                                   Active Bond Fund                 0.70% on the first $100 million
                                   (bond fund)                      0.65% on the next $150 million
                                                                    0.61% on the next $250 million
                                                                    0.58% on the next $500 million
                                                                    0.55% on amounts over $1
                                                                                billion
-------------------------------------------------------------------------------------------------------------------
8 - Health Sciences Fund           Real Estate Equity Fund          1.10% on the first $50 million
$                                  (sector fund)                    1.00% on the next $50 million
 ----------                                                         0.90% on the next $100 million
                                                                    0.80% on amounts over $200
                                                                                million

                                   Financial Industries Fund        0.80% on all amounts
                                   (sector fund)
-------------------------------------------------------------------------------------------------------------------
9 - Large Cap Value CORE(SM) Fund      Large Cap Value Fund         0.75% on all amounts
$
 ----------                          Fundamental Value Fund         0.95% on the first $25 million
                                                                    0.85% on the next $25 million
                                                                    0.75% on the next $50 million
                                                                    0.65% on amounts over $100
                                                                                million
-------------------------------------------------------------------------------------------------------------------

* 000's omitted

INDEPENDENCE INVESTMENT - Directors
Independence Investment is managed by its Board of Directors, whose members are shown in the following table:

    Name/Title                   Principal Occupation                 Address
---------------------   ----------------------------------------   -------------
John M. DeCiccio        Executive Vice President and Chief         John Hancock Place
Director                Investment Officer, John Hancock           P.O. Box 111
                        Financial Services, Inc.; Director,        Boston, MA 02117
                        Executive Vice President and Chief
                        Investment Officer, John Hancock;
                        Chairman of the Committee of Finance of
                        John Hancock; Director, JH Subsidiaries,
                        Hancock Natural Resource Group,
                        Independence Investment LLC, Declaration
                        Management, JH Advisers, Berkeley, John
                        Hancock Funds, LLC, Massachusetts
                        Business Development Corporation.

Joanne P. Acford        Senior Vice President and Deputy General   John Hancock Place
Director                Counsel, John Hancock                      P.O. Box 111
                                                                   Boston, MA 02117

Maureen Ford Goldfarb   Executive Vice President, John Hancock     101 Huntington Avenue
Director                Financial Services, Inc. and John          Boston, MA 02199-7603
                        Hancock; Chairman and Chief Executive
                        Officer, John Hancock Funds, Inc.

Ronald J. McHugh        Senior Vice President and Treasurer,       John Hancock Place
Director                John Hancock Financial Services, Inc.      P.O. Box 111
                        and John Hancock                           Boston, MA 02117

Mark C. Lapman          Chairman, President and Director,          53 State Street
Chairman and Director   Independence Investment                    Boston, MA 02109

Klaus O. Shigley        Senior Vice President, John Hancock        John Hancock Place
Director                Financial Services, Inc.; Senior Vice      P.O. Box 111
                        President and Corporate Actuary, John      Boston, MA 02117
                        Hancock

INDEPENDENCE INVESTMENT - Comparable Funds

The following table contains information about "Comparable Funds." For these purposes, a "Comparable Fund" is a mutual fund, or a series of a mutual fund, that: (a) receives investment advisory services from Independence Investment, and (b) has an investment objective similar to that of the Affected Fund shown. The only Comparable Funds for the Affected Funds shown below are series of the John Hancock Variable Series Trust I ("Trust"), and Independence Investment provides investment advisory services to these Comparable Funds only in its capacity as a sub-manager.

                                                                   Comparable Fund
                                   ---------------------------------------------------------------------------------
    Proposal - Affected Fund                    Name                      Current Fee Schedule
        Net Assets at                                                    (as a % of Average Net        Net Assets at
                      ----                                                      Assets)
                                                                                                        ----------
--------------------------------------------------------------------------------------------------------------------
1 - Fundamental Growth Fund        Large Cap Growth B Fund of the   0.30% on the first $500 million,
$                                  Trust                            0.2625% on the next $500
 ----------                                                         million and 0.225% on any
                                                                    additional amounts

                                   Large Cap Growth Fund of the     0.30% on the first $500
                                   Trust                            million, 0.2625% on the next
                                                                    $500 million and 0.225% on any
                                                                    additional amounts
--------------------------------------------------------------------------------------------------------------------
2 - Large Cap Growth B Fund        Fundamental Growth Fund of the   0.30% on the first $500
$                                  Trust                            million, 0.2625% on the next
 ----------                                                         $500 million and 0.225% on any
                                                                    additional amounts

                                   Large Cap Growth Fund of the     0.30% on the first $500
                                   Trust                            million, 0.2625% on the next
                                                                    $500 million and 0.2250% on any
                                                                    additional amounts
--------------------------------------------------------------------------------------------------------------------

* in thousands

                                                                      Appendix C

            John Hancock's Calculation of Average Total Fund Expenses

Proposal 6 - International Equity Index Fund

John Hancock selected all insurance company separate accounts listed within the Morningstar Foreign Large Blend investment category. It next selected all accounts investing in insurance funds that were "passively" managed (i.e., index funds) and deleted accounts that were not appropriately categorized (such as enhanced index funds). This resulted in a universe of 135 accounts, which John Hancock averaged on a simple average basis (i.e., unweighted by asset size) based on Morningstar data provided as of [September 30, 2003.] John Hancock used all 135 accounts, without regard to asset size, in order to obtain a meaningful comparison with an appropriate number of accounts.

Proposal 7 - Global Bond Fund

John Hancock selected all insurance company separate accounts listed within the Morningstar World Bond investment category. It next selected all accounts investing in insurance funds that were both (i) "actively" managed (i.e., no index funds) and (ii) of a comparable size to the Global Bond Fund (i.e., less than $250 million of assets). This resulted in a set of 230 accounts that John Hancock averaged on a simple average basis (i.e., unweighted by asset size), based on Morningstar data provided as of [September 30, 2003.]

Proposal 8 - Health Sciences Fund

John Hancock selected all insurance company separate accounts listed within the Morningstar Specialty Health investment category. It next selected all accounts investing in insurance funds that were both (i) "actively" managed (i.e., no index funds) and (ii) of comparable size to the Health Sciences Fund (i.e., less than $50 million of assets and less than $100 million of assets). Next, John Hancock deleted accounts with unusually high expense ratios. This resulted in a set of 55 accounts for accounts of less than $50 million of assets and 199 accounts of less than $100 million of assets that John Hancock averaged on a simple average basis (i.e., unweighted by asset size), based on Morningstar data provided as of [September 30, 2003.]

Proposal 9 - Large Cap Value CORE Fund

John Hancock selected all insurance company separate accounts listed within the Morningstar Large Value investment category. It next selected all accounts investing in insurance funds that were both (i) "actively" managed (i.e., no index funds) and (ii) of a comparable size to the Large Cap Value CORE Fund (i.e., less than $ 250 million of assets). Next, John Hancock deleted accounts with unusually high expense ratios or that were not appropriately categorized (such as specialty financial or balanced funds within broader universes). This resulted in a set of 1,208 accounts that John Hancock averaged on a simple average basis (i.e., unweighted by asset size), based on Morningstar data provided as of [September 30, 2003.]

                                                                      Appendix D

                          RECORD DATE AND VOTING SHARES

     As of the close of business on January 20, 2004 (the "record date" for the Funds listed below), the following shares were outstanding:

----------------------------------------------
        Name of Fund          Number of Shares
----------------------------------------------
Fundamental Growth
----------------------------------------------
Large Cap Growth B
----------------------------------------------
International Opportunities
----------------------------------------------
Emerging Markets Equity
----------------------------------------------
Overseas Equity
----------------------------------------------
International Equity Index
----------------------------------------------
Global Bond
----------------------------------------------
Health Sciences
----------------------------------------------

As of the close of business on [February 11, 2004] (the "record date" for the Fund listed below), the following shares were outstanding:

----------------------------------------------
        Name of Fund          Number of Shares
----------------------------------------------
Large Cap Value CORE(SM)
----------------------------------------------

Each Trust share is entitled to one vote, and fractional votes will be counted.

The number of Trust shares attributable to each owner of a variable life insurance policy ("policy") is determined by dividing, as of the record date of the Meeting, a policy's cash (or account) value (less any outstanding indebtedness) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested. The number of Trust shares attributable to each owner of a variable annuity contract ("contract") is determined by dividing, as of the record date of the Meeting, the value of the Accumulation Shares under a contract (or for each contract under which annuity payments have commenced, the equivalent determined by dividing the contract reserves by the value of one Accumulation Share) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested.

As of the close of business on the applicable record date, the Insurers had in the aggregate the following numbers of shares representing their "seed money" contributions and other amounts in the Accounts that are in excess of the amounts attributable to policies and contracts:

--------------------------------------------------------------------
                                                 Percentage of Total
        Name of Fund          Number of Shares   Shares Outstanding
--------------------------------------------------------------------
Fundamental Growth
--------------------------------------------------------------------
Large Cap Growth B
--------------------------------------------------------------------
International Opportunities
--------------------------------------------------------------------
Emerging Markets Equity
--------------------------------------------------------------------
Overseas Equity
--------------------------------------------------------------------
International Equity Index
--------------------------------------------------------------------

--------------------------------------------------------------------
Global Bond
--------------------------------------------------------------------
Health Sciences
--------------------------------------------------------------------
Large Cap Value CORE(SM)
--------------------------------------------------------------------

                                                                Appendix E [NEW]

                       SUMMARY OF ORDER PLACING PROCEDURES

                          FOR PORTFOLIO TRANSACTIONS OF

                             THE FUNDS OF THE TRUST

Each sub-manager places orders for portfolio transactions for Fund assets that it manages through brokers and dealers that it believes will offer best overall price and quality of execution for the affected Fund. When it can be done consistently with that policy and applicable law, each sub-manager may (1) place such orders with brokers-dealers who supply research, market and statistical information to the Fund or to that sub-manager and/or (2) cause the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction, in consideration of research or research related products or services that benefit the sub-manager's advisory clients. Any particular research, market or statistical information supplied to a sub-manager, however, may or may not benefit the Fund.

Assistance typically furnished by brokers or dealers includes analysts' reports on companies and industries, market forecasts, and economic analyses. Brokers or dealers may also provide reports on pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with, and services related to investment matters of particular interest to the sub-manager from, leading research and industry analysts throughout the financial community, corporate management personnel, industry experts, leading economists and government officials; comparative performance and evaluation and technical performance measurement services; portfolio optimization software; and quotation services. The foregoing services may comprise the use of or be delivered by computer systems whose software and hardware components may be provided to the sub-manager as part of the services. In any case in which such items are used for both research and non-research purposes, the sub-manager makes an appropriate allocation of those uses and will permit brokers and dealers to provide only the portion to be used for research purposes. Costs which are allocable to non-research purposes will be paid directly by the sub-manager.

No sub-manager will at any time make a commitment pursuant to an agreement with a broker because of research or research related services provided. Whenever a sub-manager seeks to direct certain amounts to broker-dealers that provide research or research-related services, it will establish and maintain internal procedures. These internal procedures do not mandate that any amount of business be directed to any broker-dealer, and in no event will a broker-dealer be used unless the sub-manager believes that the broker-dealer also will provide the best overall price and execution for the Fund (after taking into account the research, market and statistical information and related services mentioned above).

In selecting brokers and dealers with which to place portfolio transactions for the Fund, no sub-manager will consider sales of shares of funds advised by that sub-manager as a decision-making factor, although a sub-manager may place such transactions with brokers and dealers that sell share of funds advised by that sub-manager.

The Trust also has entered into an arrangement with State Street Global Markets LLC ("SSGM") under which a Fund receives a credit on a trade-by-trade basis for part of brokerage commissions paid by that Fund on its portfolio transactions that its sub-manager directs to one of a network of broker-dealer firms that SSGM has organized for this purpose. SSGM uses any such credit to benefit the affected Funds, by applying it to pay other non-distribution related expenses of the Fund (including the Fund's share of the Trust's custodial fee). Therefore, when it can be done consistently with the Trust's policy of seeking best overall price and quality of execution, sub-managers may favor broker-dealers within SSGM's network.

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING
INSTRUCTION FORMS RECEIVED IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

THESE VOTING INSTRUCTIONS
ARE SOLICITED BY THE TRUSTEES FOR THE
SPECIAL MEETING OF SHAREHOLDERS ON
THURSDAY, MARCH 18, 2004 - 11:00 A.M. EASTERN TIME,
197 CLARENDON STREET, BOSTON, MASSACHUSETTS

[FUND NAME PRINTS HERE]
JOHN HANCOCK VARIABLE SERIES TRUST I

Special Meeting of Shareholders
   To Be Held on March 18, 2004

A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") for the Fund shown above will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Thursday, March 18, 2004. By signing and dating below, you instruct the record holder to, and such record holder will, vote the shares attributable to your variable life insurance or variable annuity contract as marked or, if not marked, to vote "FOR" the applicable proposal on the reverse side of this form, and to use its discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

The record owner is hereby instructed to vote the shares of the above named Fund that are attributable to the undersigned's contract at the Special Meeting of Shareholders and at any adjournment thereof.

                                                          Date            , 2004
                                                               -----------

                        PLEASE BE SURE TO SIGN AND DATE THIS CARD


                        --------------------------------------------------------
                        Signature(s) of Shareholder(s)      (Sign in the box)

NOTE: Signature(s) should agree with the name(s) printed hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.     [X]

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING
INSTRUCTION FORMS RECEIVED IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

THESE VOTING INSTRUCTIONS
ARE SOLICITED BY THE TRUSTEES FOR THE
SPECIAL MEETING OF SHAREHOLDERS ON
THURSDAY, MARCH 18, 2004 - 11:00 A.M. EASTERN TIME,
197 CLARENDON STREET, BOSTON, MASSACHUSETTS

If this card is executed, but you give no direction, the shares will be voted "FOR" the applicable proposal.

-----------------------------------------------------------------------------------------
                                                            FOR   AGAINST   ABSTAIN
-----------------------------------------------------------------------------------------
1.   FUNDAMENTAL GROWTH FUND only: To approve               [ ]     [ ]       [ ]     1.
     a new Sub-Management Agreement among the Trust, John
     Hancock and Independence Investment LLC.
-----------------------------------------------------------------------------------------
2.   LARGE CAP GROWTH B FUND only: To approve a             [ ]     [ ]       [ ]     2.
     new Sub-Management Agreement among the Trust, John
     Hancock and Independence Investment LLC.
-----------------------------------------------------------------------------------------
3.   INTERNATIONAL OPPORTUNITIES FUND only: To              [ ]     [ ]       [ ]     3.
     approve an amendment to the current investment
     management agreement between the Trust and John
     Hancock.
-----------------------------------------------------------------------------------------
4.   EMERGING MARKETS EQUITY FUND only: To                  [ ]     [ ]       [ ]     4.
     approve an amendment to the current  investment
     management agreement between the Trust and John
     Hancock.
-----------------------------------------------------------------------------------------
5.   OVERSEAS EQUITY FUND only: To approve an               [ ]     [ ]       [ ]     5.
     amendment to the current investment management
     agreement between the Trust and John Hancock.
-----------------------------------------------------------------------------------------
6.   INTERNATIONAL EQUITY INDEX FUND only: To               [ ]     [ ]       [ ]     6.
     approve an amendment to the current investment
     management agreement between the Trust and John
     Hancock.
-----------------------------------------------------------------------------------------
7.   GLOBAL BOND FUND only: To approve an                   [ ]     [ ]       [ ]     7.
     amendment to the current investment  management
     agreement between the Trust and John Hancock.
-----------------------------------------------------------------------------------------
8.   HEALTH SCIENCES FUND only: To approve an               [ ]     [ ]       [ ]     8.
     an amendment to the current investment management
     agreement between the Trust and John Hancock.
-----------------------------------------------------------------------------------------
9.   LARGE CAP VALUE CORE(SM) FUND only: To approve         [ ]     [ ]       [ ]     9.
     an amendment to the current  investment management
     agreement between the Trust and John Hancock.
-----------------------------------------------------------------------------------------

PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD